As filed with the Securities and Exchange Commission on April 27, 2001



                                                              File No. 333-43329
                                                              File No. 811-08581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
              Pre-Effective Amendment No.__                            [ ]

              Post-Effective Amendment No. 10                          [X]


                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                [ ]


                              Amendment No. 25                         [X]


                       THE SAGE VARIABLE ANNUITY ACCOUNT A
                           (Exact Name of Registrant)

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                               (Name of Depositor)

                               300 Atlantic Street
                               Stamford, CT 06901
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (203) 602-6500

                                James F. Bronsdon
                      Sage Life Assurance of America, Inc.
                               300 Atlantic Street
                               Stamford, CT 06901

               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                   Lynn Stone
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880


It is proposed that this filing become effective:


            immediately upon filing pursuant to paragraph (b) of Rule 485;
        ---
         X  on May 5, 2001 pursuant to paragraph (b) of Rule 485;
        ---
            60 days after filing pursuant to paragraph (a)(1) of Rule 485;
        ---
            on ____________ pursuant to paragraph (a)(1) of Rule 485;
        ---

            75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
        ---
            on     pursuant to paragraph (a)(2) of Rule 485.
        ---    ---

Title of Securities: Interests in a separate account under flexible payment deferred combination fixed and variable annuity contracts.

                                     PART A
                              PROSPECTUS SUPPLEMENT
                                DATED May 1, 2001


                          SUPPLEMENT TO THE PROSPECTUS
                              DATED May 1, 2001 FOR

                 FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND
                           VARIABLE ANNUITY CONTRACTS


                                    ISSUED BY


                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.


              YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

The purpose of this supplement is to add, for a limited time, an investment credit feature to your Contract. This feature applies both to new and existing Contracts.

For Contracts issued on and after May 1, 2001, we will add an investment credit of 2% of your initial purchase payment that you allocate to the Variable Account to your Variable Account Value on the first Business Day after the end of the Free Look Period ("Ten Day Right to Cancel" period in Minnesota) according to the cover page of your Contract (for purposes of this Prospectus Supplement, we assume you receive your Contract on the Contract Date). For all Contracts, we will add 2% of any additional purchase payment you allocate to the Variable Account, if we receive the payment on or before August 31, 2001. However, transfers to the Variable Account from the Fixed Account are not eligible to receive the investment credit.

We may, from time to time, add an investment credit of more than 2% (not to exceed 5%) of your initial purchase payment of $1,000,000 or more or additional purchase payments which in the aggregate total $1,000,000 or more allocated to the Variable Account. If we do this, we will supplement the prospectus to notify you of any change in the investment credit.

We will allocate the investment credits on a pro-rata basis to the Variable Sub-Accounts you select in the same ratio as the applicable purchase payment. We fund the investment credits through anticipated profits that are at least in part funded by the fees and charges you pay under the Contracts.

The investment credit is yours to keep, and we will not recapture the investment credit. We will not count the investment credit as a purchase payment, and therefore, will not assess surrender charges on the investment credit. We reserve the right to cancel the investment credit feature or lower the amount credited at any time and for any reason.

--------------------------------------------------------------------------------
                              PROSPECTUS SUPPLEMENT

  FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
              ISSUED BY THE SAGE VARIABLE ANNUITY ACCOUNT A
                 AND SAGE LIFE ASSURANCE OF AMERICA, INC.

                          Supplement dated May 1, 2001
                         to Prospectus dated May 1, 2001

            YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

The following information supplements certain information contained in the prospectus for the flexible payment deferred combination fixed and variable annuity contracts issued by The Sage Variable Annuity Account A and Sage Life Assurance of America, Inc. regarding the Sub-Accounts investing in certain Funds of Liberty Variable Investment Trust, SteinRoe Variable Investment Trust and Sage Life Investment Trust.

1. Effective May 1, 2001, the following Funds are no longer available for new sales, additional Purchase Payments, Dollar Cost Averaging and Asset Allocation
Programs:

Liberty Variable Investment Trust

 . Colonial High Yield Securities Fund, Variable Series

 . Colonial Small Cap Value Fund, Variable Series

 . Colonial Strategic Income Fund, Variable Series

 . Colonial U.S. Growth and Income Fund, Variable Series

 . Liberty All-Star Equity Fund, Variable Series

 . Newport Tiger Fund, Variable Series

 . Stein Roe Global Utilities Fund, Variable Series

SteinRoe Variable Investment Trust

 . Stein Roe Growth Stock Fund, Variable Series

 . Stein Roe Balanced Fund, Variable Series

Sage Life Investment Trust

 . EAFE(R) Equity Index Fund


2. The following information is added to the "Fee Table - Fund Annual Expenses" chart:


                                                        Total Expenses Total Expenses
                           Management        Other        (after fee    (before fee
                          Fees (after   Expenses (after  waivers and    waivers and
                          fee waiver,   reimbursement,  reimbursements  reimbursements
      Fund               as applicable) as applicable)  as applicable)  as applicable and including maximum
                                                                      12b-1 fees (not currently
                                                                         charged))
      ----               -------------- --------------- -------------- --------------
Liberty Variable Investment Trust:
  Colonial High Yield
   Securities Fund,
   Variable Series......      0.60%          0.34%           0.94%       0.94%
  Colonial Small Cap
   Value Fund, Variable
   Series...............      0.80           0.30            1.10        2.17
  Colonial Strategic
   Income Fund, Variable
   Series...............      0.65           0.11            0.76        0.76
  Colonial U.S. Growth
   and Income Fund,
   Variable Series......      0.80           0.08            0.88        0.88
  Liberty All-Star
   Equity Fund, Variable
   Series...............      0.80           0.18            0.98        1.00
  Newport Tiger Fund,
   Variable Series......      0.90           0.25            1.15        1.15
  Stein Roe Global
   Utilities Fund,
   Variable Series......      0.65           0.11            0.76        0.76

SteinRoe Variable Investment Trust:
  Stein Roe Growth Stock
   Fund, Variable
   Series...............      0.50           0.18            0.68        0.68
  Stein Roe Balanced
   Fund, Variable
   Series...............      0.45           0.20            0.65        0.65

Sage Life Investment
 Trust:
  EAFE(R) Equity Index
   Fund*................      0.55          0.35              0.90(1)    1.50(2)



(1) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2002.

(2) A Rule 12b-1 Plan (the "Plan") has been adopted by the Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2000, and no payments will be made under the plan for the fiscal year ending December 31, 2001.

* The EAFE(R) Index is the exclusive property of Morgan Stanley Capital International ("MSCI"). This Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI.

3.   The following is added to the "Examples" section of the Prospectus:


                                            WITHOUT GMIB AND EDB CHARGES
                          1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER YOUR
                             AT THE END OF EACH                  CONTRACT OR YOU
                               TIME PERIOD                       ANNUITIZE AT THE
                                                                    END OF
                                                                 EACH TIME PERIOD
                           -----------------------              -----------------------
FUND                       1  YEAR  3  YEARS  5 YEARS 10 YEARS  1 YEAR 3 YEARS 5 YEARS   10 YEARS
-----                      --------  -------  -------  -------- ------  -------  -------  -------



LIBERTY VARIABLE INVESTMENT TRUST:
Colonial High Yield Securities Fund,
     Variable Series ...       $95   $140    $179     $304      $25     $80    $139     $304
Colonial Small Cap Value Fund,
     Variable Series .........  97    145     188      325       27      85     148      325
Colonial Strategic Income Fund,
     Variable Series ....... .  93    134     169      281       23      74     129      281
Colonial U.S. Growth and Income Fund,
     Variable Series ..         95    138     176      296       25      78     136      296
Liberty All-Star Equity Fund,
     Variable Series .........  96    141     181      309       26      81     141      309
Newport Tiger Fund,
     Variable Series .........  97    146     191      331       27      86     151      331
Stein Roe Global Utilities Fund,
     Variable Series .......    93    134     169      281       23      74     129      281
STEINROE VARIABLE INVESTMENT TRUST:
Stein Roe Growth Stock Fund,
     Variable Series .........  93    131     164      271       23      71     124      271
Stein Roe Balanced Fund,
     Variable Series .........  92    130     163      267       22      70     123      267
SAGE LIFE INVESTMENT TRUST:
EAFE(R) Equity Index Fund.....  95    138     177      299       25      78     137      299





                                                                                     WITH GMIB AND EDB CHARGES
                                                           1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER
                                                                   AT THE END OF EACH                 YOUR CONTRACT OR YOU
                           FUND                                      TIME PERIOD                    ANNUITIZE AT THE END
                                                                                                     OF EACH TIME PERIOD
                           ----                                -----------------------              -----------------------
                                                            1  YEAR  3  YEARS  5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS   10 YEARS
                                                            ------  -------  -------  --------  ------  -------  -------  --------
LIBERTY VARIABLE INVESTMENT TRUST:
     Colonial High Yield Securities Fund, Variable Series ... $100   $154      $205     $362     $30     $94    $165      $362
     Colonial Small Cap Value Fund, Variable Series .........  102    159       214      383      32      99     174       383
     Colonial Strategic Income Fund, Variable Series ........   98    148       194      339      28      88     154       339
     Colonial U.S. Growth and Income Fund, Variable Series...   99    152       201      354      29      92     161       354
     Liberty All-Star Equity Fund, Variable Series ..........  100    155       207      367      30      95     167       367
     Newport Tiger Fund, Variable Series ....................  102    161       217      389      32     101     177       389
     Stein Roe Global Utilities Fund, Variable Series .......   98    148       194      339      28      88     154       339
STEINROE VARIABLE INVESTMENT TRUST:
     Stein Roe Growth Stock Fund, Variable Series ...........   97    146       190      329      27      86     150       329
     Stein Roe Balanced Fund, Variable Series ...............   97    145       188      325      27      85     148       325
SAGE LIFE INVESTMENT TRUST:
     EAFE(R) Equity Index Fund ..............................  100    153       202      357      30      93     162       357


4.  The following is added to Appendix A to the prospectus:

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS

Investment Objectives and Strategies:

Below are the investment objectives and strategies of each of the Funds listed. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. AS OF MAY 1, 2001, THESE FUNDS ARE NO LONGER AVAILABLE FOR NEW SALES, ADDITIONAL PURCHASE PAYMENTS, DOLLAR COST AVERAGING AND ASSET ALLOCATION PROGRAMS.

The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

LIBERTY VARIABLE INVESTMENT TRUST

     Liberty Advisory Services Corp. provides investment management and advisory services to the funds in the Liberty Variable Investment Trust. Colonial Management Associates, Inc. sub-advises the High Yield Securities Fund, the U.S. Growth and Income Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated sub-advises the Global Utilities Fund. Newport Fund Management, Inc. sub-advises the Tiger Fund. Liberty Asset Management Company sub-advises the All-Star Equity Fund.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES.

         This Fund seeks current income and total return by investing primarily in lower rated corporate debt securities (commonly referred to as "junk bonds").

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES.

     This Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES.

     This Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

COLONIAL U.S. GROWTH AND INCOME FUND, VARIABLE SERIES.

     This Fund seeks long-term growth and income by investing primarily in large capitalization stocks. Up to 10% of its assets may be invested in debt securities. The Fund is generally managed in accordance with Morningstar, Inc. guidelines for a "Large-Cap Value" fund.

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES.

     This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

NEWPORT TIGER FUND, VARIABLE SERIES.

     This Fund seeks long-term capital appreciation by investing primarily in stocks of companies located in the ten Tiger countries of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, The People's Republic of China and the Philippines).

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES.

     This Fund seeks current income and long-term growth of capital and income by investing primarily in U.S. and foreign securities of utility companies.

STEINROE VARIABLE INVESTMENT TRUST

     Stein Roe & Farnham Incorporated advises the Funds in the SteinRoe Variable Investment Trust.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.

     This Fund seeks long-term growth of capital through investment primarily in common stocks of large-cap companies. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Large Growth" fund.

STEIN ROE BALANCED FUND, VARIABLE SERIES.

     This Fund seeks high total investment return through a changing mix of common stocks, bonds, and cash. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Domestic Hybrid" fund.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the EAFE(R) Equity Index Fund.

EAFE(R) EQUITY INDEX FUND.

     This Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index before the deduction of Fund expenses.

5. The following accumulation unit values are added to the Condensed Financial Information in Appendix D:


                                                                                         Year or Period          Year or Period
                                                                                         Ended 12/31/00          Ended 12/31/99
                                                                                         --------------          --------------



                  LIBERTY VARIABLE INVESTMENT TRUST:
                  Colonial High Yield Securities Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $ 9.82                   $10.00
                  Accumulation unit value at end of period.............................    $ 9.43                   $ 9.82
                  No. of accumulation units outstanding at end of period...............     3,007                       75

                  Colonial Small Cap Value Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $12.34                   $10.00
                  Accumulation unit value at end of period.............................    $14.67                   $12.34
                  No. of accumulation units outstanding at end of period...............     1,260                      161

                  Colonial Strategic Income Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $10.09                   $10.00
                  Accumulation unit value at end of period.............................    $10.09                   $10.09
                  No. of accumulation units outstanding at end of period...............       798                      261

                  Colonial U.S. Growth and Income Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $10.89                   $10.00
                  Accumulation unit value at end of period.............................    $11.29                   $10.89
                  No. of accumulation units outstanding at end of period...............     8,760                      198

                  Liberty All-Star Equity Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $10.86                   $10.00
                  Accumulation unit value at end of period.............................    $11.53                   $10.86
                  No. of accumulation units outstanding at end of period...............        52                      186

                  Newport Tiger Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $12.31                   $10.00
                  Accumulation unit value at end of period.............................    $10.39                   $12.31
                  No. of accumulation units outstanding at end of period...............       850                        0

                  Stein Roe Global Utilities Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $11.30                   $10.00
                  Accumulation unit value at end of period.............................    $ 9.81                   $11.30
                  No. of accumulation units outstanding at end of period...............     2,665                       69






                  STEINROE VARIABLE INVESTMENT TRUST:
                  Stein Roe Growth Stock Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $11.20                   $10.00
                  Accumulation unit value at end of period.............................    $ 9.85                   $11.20
                  No. of accumulation units outstanding at end of period...............    11,174                       69

                  Stein Roe Balanced Fund, Variable Series
                  Accumulation unit value at beginning of period.......................    $12.20                   $10.00
                  Accumulation unit value at end of period.............................    $10.33                   $12.20
                  No. of accumulation units outstanding at end of period...............       376                       65

                  SAGE LIFE INVESTMENT TRUST:
                  EAFE(R)Equity Index Fund
                  Accumulation unit value at beginning of period.......................    $12.66                   $10.00
                  Accumulation unit value at end of period.............................    $10.93                   $12.66
                  No. of accumulation units outstanding at end of period...............     3,005                      430



------------------------------------------------------------------------------------------------------------------------------------

                          PROSPECTUS DATED MAY 1, 2001
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has 29 available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.

     Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):


            -     AIM Variable Insurance Funds
            -     The Alger American Fund
            -     INVESCO Variable Investment Funds, Inc.
            -     MFS(R)Variable Insurance Trust(SM)
            -     The Universal Institutional Funds, Inc.
            -     Oppenheimer Variable Account Funds
            -     Sage Life Investment Trust
            -     T. Rowe Price Equity Series, Inc.

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

================================================================================
                                TABLE OF CONTENTS
================================================================================



INDEX OF TERMS.......................................................................

HIGHLIGHTS ..........................................................................

FEE TABLE............................................................................

1.     WHAT ARE THE CONTRACTS?.......................................................
       Your Options..................................................................
       Transfers.....................................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?...........................................
       Your Choices..................................................................
       Income Payment Amounts........................................................

3.     HOW DO I PURCHASE A CONTRACT?.................................................
       Initial Purchase Payment......................................................
       Issuance of a Contract........................................................
       Free Look Right to Cancel Your Contract.......................................
       Making Additional Purchase Payments...........................................
       When We May Cancel Your Contract..............................................

4.     WHAT ARE MY INVESTMENT OPTIONS?...............................................
       Purchase Payment Allocations..................................................
       Variable Sub-Account Investment Options.......................................
       Fixed Account Investment Options..............................................
       Transfers.....................................................................
       Transfer Programs.............................................................
       Values Under Your Contract....................................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?.......................................
       Surrender Charge..............................................................
       Annual Administration Charge..................................................
       Transfer Charge...............................................................
       Asset-Based Charges...........................................................
       Purchase Payment Tax Charge...................................................
       Optional Benefit Charges......................................................
       Fund Annual Expenses..........................................................
       Additional Information........................................................

6.     HOW WILL MY CONTRACT BE TAXED?................................................
       Introduction..................................................................
       Taxation of Non-Qualified Contracts...........................................
       Taxation of a Qualified Contract..............................................
       Transfers, Assignments, or Exchanges of a Contract............................
       Possible Tax Law Changes......................................................

7.     HOW DO I ACCESS MY MONEY?.....................................................
       Withdrawals...................................................................
       Requesting Payments...........................................................






8.     HOW IS CONTRACT PERFORMANCE PRESENTED?........................................
       Yield.........................................................................
       Total Return..................................................................
       Performance/Comparisons.......................................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?.......................................
       Basic Death Benefit...........................................................
       Owner's Death Before the Income Date..........................................
       Owner's or Annuitant's Death After the Income Date............................
       Accidental Death Benefit......................................................
       Optional Enhanced Death Benefit Rider.........................................
       Proof of Death................................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?.........................................
       Parties to the Contract.......................................................
       Separate Accounts.............................................................
       Modification..................................................................
       Distribution of the Contracts.................................................
       Experts.......................................................................
       Legal Proceedings.............................................................
       Reports to Contract Owners....................................................
       Authority to Make Agreements..................................................
       Financial Statements..........................................................

11.    HOW CAN I MAKE INQUIRIES......................................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC..............

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.........................

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS.......................................A-1

APPENDIX B - MARKET VALUE ADJUSTMENT................................................B-1

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM..........................................C-1

APPENDIX D - CONTRACTS ISSUED BEFORE MAY 1, 2001....................................D-1

APPENDIX E - GUARANTEED MINIMUM INCOME BENEFIT......................................E-1

APPENDIX F - ENHANCED DEATH BENEFIT.................................................F-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


===============================================================================
                                 INDEX OF TERMS

===============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXCESS WITHDRAWAL -- An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your regular income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

=============================================================================
                                   HIGHLIGHTS

The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase an enhanced death benefit and/or a guaranteed minimum income benefit.

The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 7%. The Income Phase occurs when you begin receiving regular Income Payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable Income Payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed Income Payments, the amount of the fixed Income Payments are level for the Income Phase.

You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you, and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Asset-Based Charges and Purchase Payment Tax Charges we have deducted on or before the date we received the returned Contract. If required by the law of your state, we will refund you the greater of your Account Value plus charges we have deducted or your initial purchase payment, less any withdrawals previously taken. In the states where we are required to return the purchase payment less withdrawals, if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until the Free Look Period ends.

The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center office are shown on the cover of this prospectus.

===============================================================================
                               FEE TABLE
===============================================================================

     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)......None

Surrender   Charge(1)  (as  a  percentage  of  purchase  payments  withdrawn  or surrendered)


                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           7%
                    2                           7%
                    3                           6%
                    4                           5%
                    5                           4%
                    6                           3%
                    7                           1%
             8 and thereafter                   0%

Maximum Transfer Charge(2)
     First 12 transfers in a Contract Year..................................$ 0
     After 12th transfer in a Contract Year.................................$25

Annual Administration Charge
     Contract Years 1-7(3)..................................................$40
     After Contract Year 7..................................................$ 0

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES

Asset-Based Charges (deducted daily as percentage of the assets of the Variable Account) (4)


                                                       CONTRACT YEARS
                                                       --------------
                                                       1-7           8+
                                                      -----         -----

 Mortality and Expense Risk Charge                   1.25%         1.10%
 Asset-Based Administrative Charge                   0.15%         0.15%
                                                     -----         -----
 Asset-Based Charges - Total                         1.40%         1.25%


OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)


         Guaranteed Minimum Income Benefit Charge..........................0.20%
         Enhanced Death Benefit Charge(*)..................................0.25%
                                                                           -----

         Total Optional Benefit Annual Charges.............................0.45%

*0.20% for Contracts purchased prior to May 1, 2001.


FUND CHARGES

     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2000 are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue.

FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)

                                                                                                                  (BEFORE FEE
                                                                                                                  WAIVERS AND
                                                                                                                REIMBURSEMENTS,
                                                               MANAGEMENT                     TOTAL EXPENSES     AS APPLICABLE,
                                                                  FEES       OTHER EXPENSES     (AFTER FEE       AND INCLUDING
                                                               (AFTER FEE        (AFTER         WAIVERS AND    MAXIMUM 12b-1 FEES
                                                                 WAIVER,     REIMBURSEMENT,   REIMBURSEMENTS,    [NOT CURRENTLY
                            FUND                             AS APPLICABLE)  AS APPLICABLE)   AS APPLICABLE)        CHARGED])
                            ----                             --------------  --------------   --------------    -----------------

AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Government Securities Fund.................            0.50%           0.47%           0.97%             0.97%
   AIM V.I. Growth and Income Fund.....................            0.60            0.24            0.84              0.84
   AIM V.I. International Equity Fund..................            0.73            0.29            1.02              1.02
   AIM V.I. Value Fund.................................            0.61            0.23            0.84              0.84
THE ALGER AMERICAN FUND:
   Alger American MidCap Growth Portfolio..............            0.80            0.04            0.84              0.84
   Alger American Income & Growth Portfolio.  .........            0.625           0.075           0.70              0.70
   Alger American Small Capitalization Portfolio.......            0.85            0.05            0.90              0.90
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
   INVESCO VIF - Blue Chip Growth Fund.................            0.85            1.00(5)         1.85(5)           2.88
   INVESCO VIF - Financial Services Fund...............            0.75            0.34(5)         1.09(5)           1.09
   INVESCO VIF - Health Sciences Fund..................            0.75            0.32(5)         1.07(5)           1.07
   INVESCO VIF - Technology Fund.......................            0.72            0.30(5)         1.02(5)           1.02
MFS(R) VARIABLE INSURANCE TRUST(SM):
   MFS Investors Trust Series
      (formerly, MFS Growth With Income Series)........            0.75            0.12(6)         0.87(6)           0.87
   MFS High Income Series..............................            0.75            0.16(6)         0.91(6)           0.99
   MFS Research Series.................................            0.75            0.10(6)         0.85(6)           0.85
   MFS Total Return Series.............................            0.75            0.15(6)         0.90(6)           0.90
   MFS Capital Opportunities Series....................            0.75            0.16(6)         0.91(6)           0.91
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   Global Value Equity Portfolio (formerly, Global Equity
      Portfolio).................................                  0.52            0.63            1.15              1.43
   Mid Cap Value Portfolio.............................            0.53            0.52            1.05              1.27
   Value Portfolio.....................................            0.31            0.54            0.85              1.09
OPPENHEIMER VARIABLE FUNDS:
   Oppenheimer Bond Fund/VA............................            0.72            0.04            0.76              0.76
   Oppenheimer Capital Appreciation Fund/VA............            0.64            0.03            0.67              0.67
   Oppenheimer Main Street Small Cap Fund/VA
     (formerly, Oppenheimer Small Cap Growth Fund/VA)..            0.75            0.60            1.35              1.35
SAGE LIFE INVESTMENT TRUST:
   S&P 500 Equity Index Fund*..........................            0.20            0.35            0.55(8)          1.15(7)
   Money Market Fund...................................            0.30            0.35            0.65(8)          1.00
   Nasdaq-100 Index(R) Fund**..........................            0.75            0.10            0.85(8)          1.20(7)
   All-Cap Growth Fund.................................            0.87            0.23            1.10(8)          1.58(7)




T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity Income Portfolio...............            0.85(9)         0.00(9)         0.85             0.85
   T. Rowe Price Mid-Cap Growth Portfolio..............            0.85(9)         0.00(9)         0.85             0.85
   T. Rowe Price Personal Strategy Balanced Portfolio..            0.90(9)         0.00(9)         0.90             0.90
- -------------

(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) 10% of your total purchase payments less all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

(2)  Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) If you bought your Contract before May 1, 2001, we deduct the Asset-Based Charges on a monthly basis during the Accumulation Phase (see Appendix D). See "What Are The Expenses Under A Contract?"


(5) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund.

(6) Each Fund has an expense offset arrangement which reduces the Fund's Custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing Fund expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal: MFS Investors Trust Series -- 0.86%; MFS High Income Series -- 0.90%; MFS Research Series -- 0.84%; MFS Total Return Series -- 0.89%; and MFS Capital Opportunities Series -- 0.90%.

(7) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2000, and no payments will be made for the fiscal year ending December 31, 2001.

(8) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2002. The expenses of Sage Life Investment Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in their initial fiscal year. The Nasdaq-100 Index(R) Fund and the All-Cap Growth Fund commenced operations on September 18, 2000.

(9) For each of the Funds in the T. Rowe Price Equity Series, management fees include operating expenses.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES WITH RESPECT TO THE PRODUCT.

EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the initial purchase payment is $30,000, and that you have invested all your money in the Variable Account.

     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year, however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be a representation of past or future annual returns; both may be greater or less than this assumed rate.


     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.

     The first series of examples do not reflect the charges for the optional Guaranteed Minimum Income Benefit ("GMIB") and the optional Enhanced Death Benefit ("EDB"). If these charges were reflected, your expenses would be higher. The second series of examples reflect the GMIB and EDB charges. (If you purchased the Contract prior to May 1, 2001, your expenses would be less than the expenses in the second series of examples if you selected the EDB.)


                                                                                  WITHOUT GMIB AND EDB CHARGES
                                                           1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER YOUR
                                                                   AT THE END OF EACH             CONTRACT  OR YOU ANNUITIZE YOUR
                                                                        TIME PERIOD                   CONTRACT AT THE END OF EACH
                           FUND                                                                             TIME PERIOD
                            ----                                -----------------------              -----------------------
                                                            1  YEAR  3  YEARS  5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS   10 YEARS
                                                            ------  -------  -------  --------  ------  -------  -------  --------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund ....................   96   141      181       308        26       81     141      308
     AIM V.I. Growth and Income Fund ........................   94   136      174       291        24       76     134      291
     AIM V.I. International Equity Fund .....................   96   142      184       314        26       82     144      314
     AIM V.I. Value Fund ....................................   94   136      174       291        24       76     134      291
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio .................   94   136      174       291        24       76     134      291
     Alger American Income & Growth Portfolio ...............   93   132      166       273        23       72     126      273
     Alger American Small Capitalization Portfolio ..........   95   138      177       299        25       78     137      299
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
     INVESCO VIF - Blue Chip Growth Fund . . . . . . . . . .   105   169      231       421        35      109     191      421
     INVESCO VIF - Financial Services Fund . . . . . . . ..     97   144      188       323        27       84     148      323
     INVESCO VIF - Health Sciences Fund . . . . . . . . . . .   97   144      187       321        27       84     147      321
     INVESCO VIF - Technology Fund . . . . . . .  . . . . . .   96   142      184       314        26       82     144      314
MFS(R) VARIABLE INSURANCE TRUST(SM)
     MFS Investors Trust Series
        (formerly, MFS Growth With Income Series)............  95    137      175       295        25       77     135      295
     MFS High Income Series .................................  95    139      177       300        25       79     137      300
     MFS Research Series ....................................  94    137      174       293        24       77     134      293
     MFS Total Return Series ................................  95    138      177       299        25       78     137      299
     MFS Capital Opportunities Series .......................  95    139      177       300        25       79     137      300
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     Global Value Equity Portfolio (formerly, Global
         Equity Portfolio)...................................  97    146      191       331        27       86     151      331
     Mid Cap Value Portfolio.... ............................  96    143      185       318        26       83     145      318
     Value Portfolio ........................................  94    137      174       293        24       77     134      293
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA ...............................  93    134      169       281        23       74     129      281
     Oppenheimer Capital Appreciation Fund/VA ...............  93    131      164       269        23       71     124      269
     Oppenheimer Main Street Small Cap Fund/VA




       (formerly, Oppenheimer Small Cap Growth Fund/VA)...... 100    153      202       357        30       93     162      357
SAGE LIFE INVESTMENT TRUST:
     S&P 500 Equity Index Fund ..............................  91    127      157       254        21       67     117      254
     Money Market Fund ......................................  92    130      163       267        22       70     123      267
     Nasdaq-100 Index(R) Fund ...............................  94    137      174       293        24       77     134      293
     All-Cap Growth Fund ....................................  97    145      188       325        27       85     148      325
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio ..................  94    137      174       293        24       77     134      293
     T. Rowe Price Mid-Cap Growth Portfolio .................  94    137      174       293        24       77     134      293
     T. Rowe Price Personal Strategy Balanced Portfolio .....  95    138      177       299        25       78     137      299


                                                                                    WITH GMIB AND EDB CHARGES
                                                           1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER YOUR
                                                               AT THE END OF EACH           CONTRACT OR YOU ANNUITIZE
                           FUND                                   TIME PERIOD                    YOUR CONTRACT AT
                                                                                                     THE END
                                                                                               OF EACH TIME PERIOD
                           ----                               -----------------------      ----------------------------
                                                            1  YEAR  3  YEARS  5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS   10 YEARS
                                                            ------  -------  -------  --------  ------  -------  -------  --------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund..................... $100  $155     $206      $366      $30    $95    $166       $366
     AIM V.I. Growth and Income Fund.........................   99   151      199       349       29     91     159        349
     AIM V.I. International Equity Fund......................  101   157      209       372       31     97     169        372
     AIM V.I. Value Fund.....................................   99   151      199       349       29     91     159        349
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio..................   99   151      199       349       29     91     159        349
     Alger American Income & Growth Portfolio................   97   146      191       331       27     86     151        331
     Alger American Small Capitalization Portfolio...........  100   153      202       357       30     93     162        357
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
     INVESCO VIF - Blue Chip Growth Fund.....................  109   184      256       479       39    124     216        479
     INVESCO VIF - Financial Services Fund...................  101   159      213       382       31     99     173        382
     INVESCO VIF - Health Sciences Fund......................  101   158      212       379       31     98     172        379
     INVESCO VIF - Technology Fund...........................  101   157      209       372       31     97     169        372
MFS(R) VARIABLE INSURANCE TRUST(SM)
     MFS Investors Trust Series
        (formerly, MFS Growth With Income Series) ...........   99   152      201       353       29     92     161        353
     MFS High Income Series .................................  100   153      203       358       30     93     163        358
     MFS Research Series ....................................   99   151      200       351       29     91     160        351
     MFS Total Return Series ................................  100   153      202       357       30     93     162        357
     MFS Capital Opportunities Series .......................  100   153      203       358       30     93     163        358
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     Global Value Equity Portfolio (formerly, Global Equity
          Portfolio)............ ............................  102   161      217       389       32    101     177        389
     Mid Cap Value Portfolio ................................  101   158      211       376       31     98     171        376
     Value Portfolio ........................................   99   151      200       351       29     91     160        351
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA ...............................   98   148      194       339       28     88     154        339





     Oppenheimer Capital Appreciation Fund/VA ...............   97   145      189       327       27     85     149        327
     Oppenheimer Main Street Small Cap Fund/VA
       (formerly, Oppenheimer Small Cap Growth Fund/VA)......  104   167      228       415       34    107     188        415
SAGE LIFE INVESTMENT TRUST:
     S&P 500 Equity Index Fund ..............................   96   142      183       312       26     82     143        312
     Money Market Fund ......................................   97   145      188       325       27     85     148        325
     Nasdaq-100 Index(R) Fund ...............................   99   151      200       351       29     91     160        351
     All-Cap Growth Fund ....................................  102   159      214       383       32     99     174        383
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio ..................   99   151      200       351       29     91     160        351
     T. Rowe Price Mid-Cap Growth Portfolio .................   99   151      200       351       29     91     160        351
     T. Rowe Price Personal Strategy Balanced Portfolio .....  100   153      202       357       30     93     162        357

If you bought your Contract before May 1, 2001, see Appendix D for Accumulation Unit Values. If you bought your Contract on or after May 1, 2001, we will include information regarding Accumulation Unit Values in the next prospectus update.

===============================================================================
1.  WHAT ARE THE CONTRACTS?
===============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before your purchase since the tax-qualified retirement plan provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. If you purchased your Contract before May 1, 2001, please see Appendix D for certain provisions applicable to your Contract. Generally Contracts purchased after May 1, 2001 will have the provisions described in this Prospectus. However, in certain states the provisions described in Appendix D will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable
Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment."

     We also offer you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options" and "Does the Contract Have A Death Benefit."

TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

            -     From one Variable Sub-Account to another Variable Sub-Account;

            -     From a Fixed Sub-Account to a Variable Sub-Account; or

            -     From a Variable Sub-Account to a Fixed Sub-Account.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

===============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
===============================================================================

YOUR CHOICES

     You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are:

     - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life.

     - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

     - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive.

     - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

     - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.


INCOME PAYMENT AMOUNTS


     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second person you designate. The monthly income rate per $1,000 we apply will never be lower than the rate shown in your Contract.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate.)

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

     OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER - The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:

     a) is the greatest of: (i) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value, or (ii) the Account Value as of the Income Date, or (iii) the Highest Anniversary Value determined on the Income Date; and

     b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally more favorable than the monthly income rates per $1,000 shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges and Market Value Adjustments) reduced Account Value.

     We show an example of how the GMIB works in Appendix E.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.

     WHEN MAY YOU ELECT THE GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after (a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.

     INCOME PLANS AVAILABLE WITH THE GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:

     -    Income Plan 1. Fixed Life Annuity;

     -    Income Plan 2. Fixed Life Annuity with 10 or 20 Years Certain; and

     -    Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

     OTHER GMIB TERMS AND CONDITIONS

     -    The GMIB must be purchased at time of application;

     - The Annuitant must be age 80 or younger at the time your Contract is issued;

     - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB. While a GMIB does provide a guaranteed income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.

     - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.

     - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     -    The GMIB may not be approved in all states.

===============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
===============================================================================

INITIAL PURCHASE PAYMENT


     You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a different minimum initial purchase payment depending on whether you are purchasing a Non-Qualified or Qualified Contract, as shown in the following table:

MINIMUM INITIAL PURCHASE PAYMENT REQUIRED


Non-Qualified Contract                              $5,000
Qualified Contract                                  $2,000


ISSUANCE OF A CONTRACT


     Once we receive your initial purchase payment and your application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you to get the needed information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center.

FREE LOOK RIGHT TO CANCEL YOUR CONTRACT

     During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states may require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Asset-Based Charges and Purchase Payment Tax Charges we have deducted on or before the date we receive your returned Contract at our Customer Service Center. If required by the law of your state, we will refund you the greater of your Account Value plus the Asset-Based Charges and Purchase Payment Tax Charges we have deducted or your initial purchase payment, less any withdrawals previously taken. In those latter states where this requirement exists, we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options."

MAKING ADDITIONAL PURCHASE PAYMENTS

     You may make additional purchase payments of $250 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions.


     We will accept additional purchase payments as shown in the chart below:

                ========================== =====================================================================
                     CONTRACT TYPE              RESTRICTIONS ON ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS
                -------------------------- ---------------------------------------------------------------------
                 Non-Qualified                  Accepted until the earlier of the year in which
                 Contract                       you attain age 90 or the year in which the Annuitant
                                                attains age 90.

                -------------------------- ---------------------------------------------------------------------
                 Qualified                      Accepted until the year in which you attain age 90,
                 Contract                       except for annual contributions to a traditional IRA
                                                which are accepted until the year in which you attain
                                                age 70 1/2.
                ========================== =====================================================================

     You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

     We will credit any purchase payment received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.


==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?

==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     We may, however, require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if the law of your state requires us to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purposes under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     The Variable Account has 29 available Sub-Accounts, each investing in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.

     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust prospectuses with your Contract.

     The following Funds are available under the Contract:

                          AIM VARIABLE INSURANCE FUNDS

         AIM V.I. Government Securities Fund
         AIM V.I. Growth and Income Fund
         AIM V.I. International Equity Fund
         AIM V.I. Value Fund

         A I M Advisors, Inc. advises the AIM Variable Insurance Funds.

                             THE ALGER AMERICAN FUND

         Alger American Midcap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

         Fred Alger Management, Inc. advises The Alger American Fund.

                             INVESCO VARIABLE INVESTMENT FUNDS, INC.

         INVESCO VIF - Blue Chip Growth Fund
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund
         INVESCO VIF - Financial Services Fund

         INVESCO Funds Group, Inc. is the investment adviser for the Funds.


                        MFS(R) VARIABLE INSURANCE TRUST(SM)

         MFS Investors Trust Series (formerly, MFS Growth With Income Series) MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

         MFS Investment Management(R) advises the MFS(R) Variable Insurance
Trust.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         Global Value Equity Portfolio (formerly, Global Equity Portfolio) Mid Cap Value Portfolio
         Value Portfolio

     Morgan Stanley Dean Witter Investment Management, Inc. advises The Global Value Equity Portfolio. Miller Anderson & Sherrerd, LLP advises The Value Portfolio and The Mid Cap Value Portfolio.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

         Oppenheimer Bond Fund/VA
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA (Formerly, Oppenheimer Small
           Cap Growth Fund/VA)
         Oppenheimer Funds, Inc. manages Oppenheimer Variable Account Funds.

                           SAGE LIFE INVESTMENT TRUST

         S&P 500 Equity Index Fund
         Money Market Fund
         Nasdaq - 100 Index(R) Fund
         All-Cap Growth Fund

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

                        T. ROWE PRICE EQUITY SERIES, INC.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

         T. ROWE Price Associates, Inc. provides investment management to the T. Rowe Price Equity Series, Inc.

     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of up to .25% of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide.

FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish DCA Fixed Sub-Accounts for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.


     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

         Where:

                  I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

                  J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

                  N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     Examples of how the Market Value Adjustment works are shown in Appendix B.

TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See "What Are My Investment Options?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we will treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:


     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account with a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.

     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow a third party the right to make transfers on your behalf. However, when the same third party possesses the right to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The managements of the Funds share this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by Owners or third parties holding the right to make transfers on behalf of multiple parties, we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high.

However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.


     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you request, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in the systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings (sweep) from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. You will be sent a notice at least 30 days before any such change is made, and you will be given an opportunity NOT to make the change.

     If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b)and subtracting
(c) where:

     (a)  is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c)  is the daily Asset-Based Charges.

     The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

     -    interest at the Guaranteed Interest Rate; MINUS

     -    any transfers from the Sub-Account; MINUS

     - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

     -    any charges allocated to the Sub-Account.

We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

==============================================================================
5.  WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     -    the available  investment options,  including  dollar-cost  averaging,
          asset  allocation,   automatic  portfolio  rebalancing,   IRA  partial
          withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

COSTS AND EXPENSES WE INCUR INCLUDE:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses; and

     -    other costs of doing business.

RISKS WE ASSUME INCLUDE:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

         We may also deduct a charge for taxes.  See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of the group;

     -    the total amount of purchase payments to be received from the group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of the group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

     The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 7%, you have requested a withdrawal of $1,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

     (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $5,000 = $500); and

     (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($5,250 - $5,000 = $250).

Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35 (7% x $500).

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in your rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. If you bought your Contract prior to May 1, 2001, see Appendix D for information related to Asset-Based Charges. The maximum charges are:



                                                                        COMBINED
                                                                  ASSET-BASED CHARGES
                                                                  -------------------

                                                               ANNUAL             DAILY
                                                               CHARGE             CHARGE
                                                               ------             ------
                    Contract Years 1-7                          1.40%            .0038626%
                    Contract Years 8+                           1.25%            .0034462%


     These charges do not apply to any Fixed Account Value.


PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL BENEFIT CHARGES

     Guaranteed Minimum Income Benefit. If you purchase the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

     Enhanced Death Benefit. If you purchase the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to .25% (0.20% for Contracts purchased prior to May 1, 2001) of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

==============================================================================
6.  HOW WILL MY CONTRACT BE TAXED?
==============================================================================

THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION.

INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

     - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

     - We understand that it is the position of the Internal Revenue Service that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain death benefits may be purchased under your Contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF A QUALIFIED CONTRACT

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions of up to $2,000.

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions of up to $6,000, with an employer contribution or match.

     -    Roth  IRA  --   allows   eligible   individuals   to  make   after-tax
          contributions   of  up  to   $2,000,   with   no  tax  on   qualifying
          distributions.

     The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs. Penalty taxes may apply to distributions made before age 59 1/2 and to certain early distributions from Roth IRAs. See "Qualified Contracts" in the Statement of Additional Information for more information on contributions and distributions.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the tax code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The Contract offers death benefits which may exceed the greater of purchase payments or account value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the Contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

==============================================================================
7.  HOW DO I ACCESS MY MONEY?
==============================================================================

     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we will treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."


     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The Internal Revenue Service has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are to be effective January 1, 2002. However, these new rules may be used in determining required minimum distributions for 2001 by owners of IRAs. You should consult with your qualified plan sponsor and tax adviser to determine if these new rules are available for your benefit.

     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

==============================================================================
8.  HOW IS CONTRACT PERFORMANCE PRESENTED?
==============================================================================

     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits. As described under "What Are the Expenses under a Contract - Asset-Based Charges," and Appendix D, as of May 1, 2001, we are changing the way we calculate Asset-Based Charges, which is a component of performance calculations. We will now calculate performance information for all periods as if the new methodology for calculating Asset-Based Charges had in been in effect from inception.

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

==============================================================================
9.  DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================

     Your Contract provides two different types of death benefits for your Beneficiary if you die before the Income Date. There is the basic death benefit and the accidental death benefit.

     BASIC DEATH BENEFIT. If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day);

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value; or

     -    the highest anniversary value (the "Highest Anniversary Value").

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant or the change of any Annuitant under the Contract as the death of an Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.


OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

     ACCIDENTAL DEATH BENEFIT. Under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

     -    the purchase payments made; MINUS

     - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day), up to a maximum of $250,000.

To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract  Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

     If there is no Owner who is a natural person (that is, an individual), we will treat the Annuitant as Owner and use the Annuitant's age for purposes of determining whether the accidental death benefit is payable.

     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death. The deceased Owner's spouse may continue the Contact (and this benefit) according to the terms set forth in the Contract and accidental death benefit rider.

     We terminate the accidental death benefit provision:

     -    when we pay the benefit after the death of the surviving spouse;

     - when you surrender the Contract or apply the entire Account Value to an income plan;


     - when we distribute the interest in the Contract due to the death of an Owner; or

     -    when you request termination of the benefit.

See the Accidental Death Benefit rider for the specific terms and conditions of this benefit.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

     You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider (referred to in marketing materials as "Protection Plus"). The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

     a)   is your Account Value on the date of calculation;

     b)   is the Net Purchase Amount; and

     c) is the Benefit Rate (40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 79).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Enhanced Death Benefit will not exceed the Maximum Benefit Amount which is your Net Purchase Amount times the benefit rate times 250% for issue ages 0-69, and 100% for issue ages 70-79.

     We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. The deceased Owner's spouse may continue the Contract (and this benefit) according to the terms set forth in the Contract and enhanced death benefit rider. PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS LESS THAN THE NET PURCHASE AMOUNT, NO ENHANCED DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the Enhanced Death Benefit in Appendix F

     See the Enhanced Death Benefit rider for the specific terms and conditions of this benefit.


     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.

     OTHER ENHANCED DEATH BENEFIT TERMS AND CONDITIONS.

     -    You  can  only  purchase  the  Enhanced   Death  Benefit  at  time  of
          application;

     -    You must be age 79 or younger at the time the Contract is issued;

     - If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).

     IMPORTANT CONSIDERATIONS REGARDING THE ENHANCED DEATH BENEFIT OPTION.

     - The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.

     - Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.

     - The Enhanced Death Benefit option is not available for IRA and Roth IRA contracts.

     -    The Enhanced Death Benefit may not be available in all states.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

     1.   An original certified copy of an official death certificate; or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3.   Any other proof satisfactory to us.


==============================================================================
10.  WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

PARTIES TO THE CONTRACT

THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

THE BENEFICIARY - We pay the death benefit to the primary Beneficiary (unless there are joint Owners in which case proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of The Sage Variable Annuity Account A at December 31, 2000, and for the year then ended, and for the period from February 19, 1999 (commencement of operations) through December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

     Financial   statements   are  presented  in  the  Statement  of  Additional
Information for the Variable Account as of December 31, 2000.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.


================================================================================
11. HOW CAN I MAKE INQUIRIES?
================================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

================================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
================================================================================

HISTORY AND BUSINESS

General

Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions, in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has made application to the New York Insurance Department for an insurance license.

We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Life Reassurance Corporation of America ("Life Re"), an affiliate of Swiss Re Life and Health America, Inc. ("Swiss Re"), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Life Re invested $12.5 million in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Life Re exchanged a portion of the preferred stock it acquired for the common stock. Life Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977 through its financial interests in Independent Financial Marketing Group Inc., a financial planning and bank insurance marketing company. Sage Group sold its interest in Independent Financial Marketing Group in March 1996 to the Liberty Financial Companies of Boston. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts which equal the reserves and other liabilities supporting the Contracts to which they relate, are legally segregated from other obligations or creditors of the Company. (Except in California, where the fixed account for the variable life insurance products will be held in our general account.)

Our initial marketing focus has been to distribute our products through banks and financial planning companies. More recently, we expanded our distribution channels to include regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA-" (Very Strong) by Fitch-Duff & Phelps. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its policyholders. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of the Company's ratings were downgraded from their current levels, sales of the Company's products and the Company's relationships with distributors could be adversely affected.

Competition

We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

As of December 31, 2000, we had 43 full-time salaried employees. Many of these employees also perform duties for affiliated companies.

SELECTED FINANCIAL DATA.

The following table summarizes information with respect to the operations of the Company. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. As the Company is effectively a new company since January 1997, results prior to that time are not applicable to the Company and its operations. For this reason, only four years of data are shown:




                                                             2000              1999               1998               1997
                                                      ------------------- ---------------- ------------------- -----------------
                                                      ------------------- ---------------- ------------------- -----------------

        Statement of Operations Data:
        Revenues:
        Contract charges and fees                             $    4,725         $    861       $                  $
                                                                                        -                   -
        Administrative service fees                               49,940           37,671              -                   -
        Net investment income                                  1,368,550        1,290,196            1,243,522
                                                                                                                      989,494
                                                      ------------------- ---------------- ------------------- -----------------
                                                      ------------------- ---------------- ------------------- -----------------
               Total revenues                                  1,423,215        1,328,728            1,243,522
                                                                                                                      989,494

        Benefits and expenses:
        Development expenses                                   2,421,265        3,827,887                -                 -
        Amortization expense                                     234,468          234,468              548,818
                                                                                                                      325,406
        General and administrative expenses                    3,519,931        1,693,299            1,263,678
                                                                                                                    1,015,874
                                                      ------------------- ---------------- ------------------- -----------------
                                                      ------------------- ---------------- ------------------- -----------------
               Total benefits and expenses                     6,175,664        5,755,654            1,812,496      1,341,280
                                                      ------------------- ---------------- ------------------- -----------------
                                                      ------------------- ---------------- ------------------- -----------------

        Loss before cumulative effect adjustment              (4,752,449)       (4,426,926)                          (351,786)
                                                                                                (568,974)

        Cumulative  effect  adjustment for change in
           accounting for development costs                       -             (4,269,488)              -
                                                                                                               -
                                                      ------------------- ---------------- ------------------- -----------------
                                                      ------------------- ---------------- ------------------- -----------------
                Net loss                                          $           $ (8,696,414)      $  (568,974)     $ (351,786)
                                                          (4,752,449)
                                                      =================== ================ =================== =================
                                                      =================== ================ =================== =================

        Balance Sheet Data:
        Total Assets                                        $ 54,726,227      $31,736,580         $36,542,531      $ 36,688,739
                                                      =================== ================ =================== =================
                                                      =================== ================ =================== =================

        Total Liabilities                                   $ 22,209,130       $  233,435          $   70,474       $ 3,486,311
                                                      =================== ================ =================== =================
                                                      =================== ================ =================== =================

        Total Stockholder's Equity                          $ 32,517,097    $ 31,503,145           $36,472,057      $ 33,202,428
                                                      =================== ================ =================== =================


   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

Excluding the cumulative effect of approximately $4.3 million for the write-off of capitalized development costs on January 1, 1999, we reported net losses of approximately $4.8 million, $4.4 million and $0.6 million for 2000, 1999 and 1998, respectively.

Contract   charges  and  fees  are  received   from   contract   owners,   while
administrative fees are received from the various investment fund managers overseeing contract owner invested funds. Administrative fees paid by investment fund managers, and the predominant portion of the charges received from contract owners, are based on underlying asset values and, as such, vary with premium production and investment performance. Annual contract charges received from contract owners are flat fees assessed on each contract's anniversary date; accordingly, they vary according to the number of contracts in force during the course of a year. Prior to 2000, we produced a limited amount of business as we focused most of our efforts on obtaining financial ratings and developing the infrastructure necessary for the commencement of underwriting and marketing activities. In 2000, although gross and net premiums written (which under accounting principles generally accepted in the United States are not reported as revenue) of approximately $21.1 million and $7.0 million, respectively, are significantly higher than the approximate $0.1 million gross and net premiums written in 1999, they are still well below levels needed to generate significant asset-based charges. Accordingly, net investment income continues to represent over 95% of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our premium volume and related separate account assets grow.

The reduction in development expenses and increase in general and administrative expenses in 2000 as compared to prior years are a direct reflection of our continued progress in the implementation of our strategy and related infrastructure needed to support our planned growth. The increase in general and administrative expenses is primarily due to an increase in our employee headcount (including several senior positions) which was 43 at December 31, 2000 compared to 27 at December 31, 1999 and 14 at December 31, 1998.

Our results do not reflect (through the establishment of a valuation allowance) the benefits of deferred federal income tax assets that we believe it is not more likely than not will be realized in the near future.

Liquidity and Capital Resources

Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure, and to fund our daily operations. Our cash needs have been met through interest income on the invested assets of the general account as well as through capital contributions from SIGI.

We expect our cash needs will continue to increase as we expand our underwriting and marketing activities. We anticipate that we will be unable to meet all of our liquidity requirements without capital contributions from SIGI. Although not required to do so, we believe that SIGI will continue to provide capital for our operations to the extent needed. Our future marketing efforts could be adversely affected in the event that SIGI and/or its affiliates are unwilling to commit additional funding.

Reinsurance

In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Life Re. Under the Modco Agreement we cede a significant portion of our variable business to Life Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the Contracts, as well as other contract guarantees. We intend to use only highly rated reinsurance companies to reinsure these risks.

Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

The insurance laws and regulations under which we operate obligate us to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death. At December 31, 2000 and 1999 the Company held $21.3 million and $93 thousand of reserves in its Separate Account.

Investments

Our cash and invested assets of $24.7 million and $24.1 million at December 31, 2000 and 1999, respectively, were comprised entirely of investment grade securities and money market funds. It is the stated policy of the Company to refrain from investing in securities having speculative characteristics.

Dividend Restrictions

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2000, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus.

State Regulation

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). The Company annually files a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance
Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that we use to prepare our statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as an adjustment to surplus as of January 1, 2001. We believe the effect of these changes will not result in a significant reduction in our statutory-basis capital and surplus.

The NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2000, our total adjusted capital exceeded RBC requirements.

Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

The following are the Directors and Executive Officers of the Company:



                            Position with Sage, Year
         Name, Age                  of Election            Other Principal Positions for Past Five Years
---------------------------- -------------------------- -----------------------------------------------------
---------------------------- -------------------------- -----------------------------------------------------

Ronald S. Scowby (1), 62     Director, January 1997         Chairman and Trustee, Sage Life Investment Trust,
                             to present; Chairman,          July 1998 to present;  President, Chief Executive
                             February 1998 to present       Officer, Sage Life Assurance of America, Inc.
                                                            January 1997 to February 1998; Director,  President,
                                                            Chief Executive  Officer,  Sage Management  Services
                                                            (USA),  Inc.,  June 1996 to  December  1999;  Owner,
                                                            Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden (2), 35     Director, January 1997         President and Trustee,  Sage Life  Investment  Trust,
                             to present; President          July  1998 to  present;  Director,  Sage Distributors,
                             and Chief  Executive           Inc.,  January 1998  to  present;   Director,   January
                             Officer, February 1998         1997 to present,  President and Chief Executive
                             to  present                    Officer,  February  1998 to present, Sage Insurance
                                                            Group,  Inc.;  Chief  Investment  Officer  and Chief
                                                            Financial   Officer,   Sage  Life  Holdings,   Ltd.,
                                                            November 1994 to January 1998

H. Louis Shill (3), 70       Director,   January  1997      Chairman,  Sage  Life  Assurance  of  America,  Inc.
                             to present                     January  1997  to  February  1998;  Chairman,   Sage
                                                            Insurance  Group,  Inc.,  January  1997 to  present;
                                                            Founder,  Chairman,  Sage  Group  Limited,  1965  to
                                                            present

Paul C. Meyer (4), 48        Director,   January  1997      Partner,  Clifford  Chance  Rogers & Wells,  1986 to
                             to present                     present


Richard D. Starr (5), 56     Director,   January  1997      Chairman  and  Chief  Executive  Officer,  Financial
                             to present                     Institutions  Group,  Inc., October 1978 to present;
                                                            Chairman and Director,  ABN Amro Financial Services,
                                                            Inc.

Dr. Meyer Feldberg (6), 59   Director,   January  2000      Dean/Professor,  Columbia University Graduate School
                             to present                     of  Business,  July 1989 to  present;  Chairman  and
                                                            Director,  Sage Life Assurance  Company of New York;
                                                            Director  of  Revlon,   Inc.,  Federated  Department
                                                            Stores, Primedia, and Paine-Webber Mutual Funds

John A. Benning (7), 66      Director,  April  2000 to      Senior Vice President and General  Counsel,  Liberty
                             present                        Financial  Companies,  1986 to 2000; Director of ICI
                                                            Mutual Insurance Company, T.T.  International U.S.A.
                                                            Feeder Trust, Liberty Newport World Portfolio


Mitchell R. Katcher (2), 47  Director,  December  1997      Vice  President,  Sage Life Investment  Trust,  July
                             to present; Senior             1998 to present; Director, Sage Distributors,  Inc.,
                             Executive Vice                 January  1998 to  present;  Treasurer,  July 1997 to
                             President,  Chief Actuary      present,  Senior Executive Vice President,  December
                             May   1997  to   present;      1997  to  present,   Sage  Insurance  Group,   Inc.;
                             Chief Financial  Officer,      Executive  Vice  President,   Golden  American  Life
                             May 1997 to October 2000       Insurance Company, January 1992 to February 1997


Lincoln B. Yersin (2),  37   Executive Vice President       President, Sage  Distributors,  September 2000 to
                             Marketing, National            present;  Executive Vice President,  Sage Insurance
                             Sales  Manager,  May  1999     Group,  Inc. January  2001 to  present;  President,
                             to  present                    AmSouth Investment Services, Inc., June 1993 to May
                                                            1999;     Senior     Vice     President,     AmSouth
                                                            Bancorporation, June 1993 to May 1999

Jeffrey C. Gordon (2), 39    Senior Vice President          Senior Vice President and Chief  Financial  Officer,
                             and Chief Financial            Sage Insurance Group Inc.,  October 2000 to present;
                             Officer, October 2000 to       Controller,  Frontier Insurance Group, Inc., January
                             present                        1999 to  September  2000;  Senior  Manager,  Ernst &
                                                            Young LLP, January 1988 to December 1998


All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.


- ----------------

(1) Mr. Scowby's principal business address is 200 Broad Street, Suite 2337, Stamford, CT 06901

(2) The principal business address of these persons is 300 Atlantic Street, Stamford, CT 06901.

(3) Mr. Shill's principal business address is Sage Centre, 10 Fraser Street, Johannesburg, South Africa 2000.

(4)  Mr. Meyer's  principal  business  address is 200 Park Avenue,  New York, NY
     10166.

(5) Mr. Starr's principal business address is 22507 SE 47th Place, Issaquah, WA 98029.

(6) Dr. Feldberg's principal business address is Columbia University Graduate School of Business, Uris Hall, Room 101, 3022 Broadway, New York, NY 10027.

(7) Mr. Benning's principal business address is 23rd Floor, 600 Atlantic Street, Boston, MA 02210

COMPENSATION

Annual Compensation
------------------

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                 Other Annual           All Other
Name and Principal Position                 Year       Salary     Bonus         Compensation(1)      Compensation(2)
--------------------------------------- ----------- ------------ ------------ ------------------- --------------------


Robin I. Marsden                              2000     $354,750     $100,000             $17,850            $ 119,399
 (Chief Executive Officer)                    1999      322,500      150,000              16,800               38,018
                                              1998      275,000        -                  16,800                 -



Ronald S. Scowby (3)                          2000   $      -       $ 75,000           $                     $ 56,538
(Chairman and former President                1999      354,167      200,000              16,800               42,484
  and CEO)                                    1998      333,333      170,000              16,800                 -


Mitchell R. Katcher                           2000     $293,750     $137,500            $ 17,850              $17,824
 (Senior Executive Vice                       1999      268,750      150,000              16,800               30,456
   President and Chief Actuary)               1998      250,000      265,000              16,800                -

Lincoln Yersin                                2000     $186,250     $150,000            $ 13,300              $47,191
(Executive Vice President Marketing           1999     116,667       100,000                                  124,692
   and National Sales Manager)



(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan


(2) All Other Compensation consists of the following for the executive officers:
Mr. Marsden: 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062
- contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company. Mr. Katcher:
2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

Mr. Yersin: 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576 - moving expenses.



(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

Employment Contracts.
--------------------

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that unvested contributions Mr. Katcher and the Company unvested allocations or options under the long-term capital incentive plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Yersin and the Company are parties to an employment agreement with an effective date of May 3, 1999. The agreement provides for Mr. Yersin's title and duties with the Company, and sets forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provides for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI. In addition, pursuant to a "change of control" provision, Mr. Yersin may elect to terminate his employment and receive twelve months of basic salary, benefits and guaranteed minimum bonus or the equivalent of the prior year's override, and ordinary vesting under any benefit or incentive plan.

Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Scowby is paid $12,833 per month for services as director and chairman of Sage Life Assurance of America, Inc., and Sage Life Investment Trust. In addition, he is paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2000 was $26,938. He is also provided with certain retirement benefits and is eligible to participate in a long-term incentive plan to be established by SIGI.

                      Sage Life Assurance of America, Inc.

                              Financial Statements

                         Report of Independent Auditors


Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedule listed in the Index at
Item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.





                                          /s/ Ernst & Young LLP

New York, NY
March 19, 2001

                      Sage Life Assurance of America, Inc.

                           Consolidated Balance Sheets



                                                                                DECEMBER 31
                                                                        2000                 1999
                                                                        ----                 ----
ASSETS
Investments:
   Fixed maturity securities available for sale                     $ 14,660,769         $ 16,179,750
   Short-term investments                                              8,963,495            5,972,494
                                                                    ------------         ------------
Total investments                                                     23,624,264           22,152,244

Cash and cash equivalents                                              1,060,672            1,979,985
Accrued investment income                                                243,111              226,234
Receivable from affiliates                                             1,299,114              671,270
Deferred federal income taxes                                            146,530              376,461
Reinsurance recoverables                                                 290,302                 --
Deferred acquisition costs                                               343,901                 --
Goodwill                                                               5,993,678            6,228,146
Capitalized software                                                     400,900                 --
Other assets                                                              12,580                9,231
Separate account assets                                               21,311,175               93,009
                                                                    ------------         ------------
Total assets                                                        $ 54,726,227         $ 31,736,580
                                                                    ============         ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Deferred gain from modified coinsurance                         $    318,028         $          -
   agreement
    Accrued expenses and other liabilities                               579,927              140,426
    Separate account liabilities                                      21,311,175               93,009
                                                                    ------------         ------------
Total liabilities                                                     22,209,130              233,435

Stockholder's equity:
    Common stock, $2,500 par value, 1,000 shares authorized,
        issued and outstanding                                         2,500,000            2,500,000

    Additional paid-in capital                                        44,671,161           39,351,096
    Deficit                                                          (14,369,623)          (9,617,174)
    Accumulated other comprehensive loss                                (284,441)            (730,777)
                                                                    ------------         ------------
Total stockholder's equity                                            32,517,097           31,503,145
                                                                    ------------         ------------

Total liabilities and stockholder's equity                          $ 54,726,227         $ 31,736,580
                                                                    ============         ============

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Operations


                                                                  YEAR ENDED DECEMBER 31
                                                      2000                1999                1998
                                                      ----                ----                ----
REVENUES
   Contract charges and fees                      $     4,725         $       861         $        --
   Administrative service fees                         49,940              37,671
   Net investment income                            1,368,550           1,290,196           1,243,522
                                                  -----------         -----------         -----------
         Total revenues                             1,423,215           1,328,728           1,243,522

BENEFITS AND EXPENSES
   Development expenses                             2,421,265           3,827,887                --
   Amortization expense                               234,468             234,468             548,818
   General and administrative expenses              3,519,931           1,693,299           1,263,678
                                                  -----------         -----------         -----------
        Total benefits and expenses                 6,175,664           5,755,654           1,812,496

Loss before cumulative effect adjustment           (4,752,449)         (4,426,926)           (568,974)

Cumulative effect adjustment for change in
 accounting for development costs                          --          (4,269,488)                 --
                                                  -----------         -----------         -----------
           Net loss                               $(4,752,449)        $(8,696,414)        $  (568,974)
                                                  ===========         ===========         ===========


See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                 Consolidated Statements of Stockholder's Equity


                                                                                                        OTHER
                                                                                                     ACCUMULATED
                                                                    ADDITIONAL                      COMPREHENSIVE
                                                                     PAID-IN                           (LOSS)
                                                 COMMON STOCK        CAPITAL          DEFICIT          INCOME            TOTAL
                                                 ------------        -------          -------          ------            -----
Balances at January 1, 1998                      $  2,500,000     $ 31,005,508     $   (351,786)    $     48,706     $ 33,202,428
   Net loss                                                --               --         (568,974)              --         (568,974)
   Change in unrealized gain on
     investments, net of federal income taxes              --               --               --          (31,616)         (31,616)
                                                                                                                     ------------
   Comprehensive loss                                                                                                    (600,590)
   Additional capital contributions                        --        3,870,219               --               --        3,870,219
                                                 ------------     ------------     ------------     ------------     ------------
Balances at December 31, 1998                       2,500,000       34,875,727         (920,760)          17,090       36,472,057

   Net loss                                                --               --       (8,696,414)              --       (8,696,414)
   Change in unrealized gain on
    investments, net of federal income taxes               --               --               --         (747,867)        (747,867)
                                                                                                                     ------------
   Comprehensive loss                                                                                                  (9,444,281)
   Purchase price adjustment                               --         (102,518)              --               --         (102,518)
   Additional capital contributions                        --        4,577,887               --               --        4,577,887
                                                 ------------     ------------     ------------     ------------     ------------
Balances at December 31, 1999                       2,500,000       39,351,096       (9,617,174)        (730,777)      31,503,145

    Net loss                                               --               --       (4,752,449)              --       (4,752,449)
    Change in unrealized loss on investments,              --               --               --          446,336          446,336
    net of federal income taxes
                                                                                                                     ------------
   Comprehensive loss                                      --               --               --               --       (4,306,113)
  Additional capital contributions                         --        5,320,065                                          5,320,065
                                                 ------------     ------------     ------------     ------------     ------------
Balances at December 31, 2000                    $  2,500,000     $ 44,671,161     $(14,369,623)    $   (284,441)    $ 32,517,097
                                                 ============     ============     ============     ============     ============


See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Cash Flows




                                                                                           YEAR ENDED DECEMBER 31
                                                                              2000                 1999                 1998
                                                                              ----                 ----                 ----
OPERATING ACTIVITIES
   Net loss                                                               $ (4,752,449)        $ (8,696,414)        $   (568,974)
   Adjustments to reconcile net loss to net cash used in operating activities:
       Amortization expense                                                    234,468              234,468              548,818
       Amortization of bond discount/premium                                   114,223              124,842               33,808
       Amortization of capitalized software                                     22,966                   --                   --
       Cumulative effect adjustment for change in accounting for
         development costs                                                          --            4,269,488                   --
       Changes in:
         Accrued investment income                                             (16,877)             (22,809)            (145,386)
         Receivable from affiliates                                           (627,844)            (671,270)            (128,425)
         Reinsurance recoverables                                             (290,302)                  --                   --
         Deferred acquisition costs                                           (343,901)                  --                   --
         Deferred gain from modified coinsurance agreement                     318,028                   --                   --
         Accrued expenses and other liabilities                                439,501               78,756             (118,772)
         Other assets                                                           (3,349)              (4,231)               6,443
                                                                          ------------         ------------         ------------
Net cash used in operating activities                                       (4,905,536)          (4,687,170)            (372,488)

INVESTING ACTIVITIES
   Purchases of fixed maturity securities                                     (453,975)          (4,444,806)         (10,295,438)
   Proceeds from maturities and repayments of fixed maturity
     securities                                                              2,535,000                   --              815,000
   Net (purchases) sales of short-term investments                          (2,991,001)           5,002,909           10,555,486
   Software capitalization                                                    (423,866)                  --                   --
                                                                          ------------         ------------         ------------
Net cash (used in) provided by investing activities                         (1,333,842)             558,103            1,075,048

FINANCING ACTIVITIES
   Development expenses paid by parent                                       2,421,265            3,827,887                   --
   Capital contributions from parent                                         2,898,800              750,000              600,000
                                                                          ------------         ------------         ------------
Net cash provided by financing activities                                    5,320,065            4,577,887              600,000
                                                                          ------------         ------------         ------------

(Decrease) increase in cash and cash equivalents                              (919,313)             448,820            1,302,560

Cash and cash equivalents at beginning of year                               1,979,985            1,531,165              228,605
                                                                          ------------         ------------         ------------
Cash and cash equivalents at end of year                                  $  1,060,672         $  1,979,985         $  1,531,165
                                                                          ============         ============         ============

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Life Reassurance Corporation of America ("Life Re"), an affiliate of Swiss Re Life and Health America, Inc. ("Swiss Re") and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2000 were approximately $21.1 million, a significant amount of which were produced by one broker-dealer, predominantly from residents of the State of Texas. This broker-dealer has recently been purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Short-term investments are carried at amortized cost, which approximates fair value.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED ACQUISITION COSTS

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Life Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to all of its variable business to Life Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the unamortized commission received by the Company in excess of the quota share percentage. Such gain is amortized in relation to the estimated gross profits of the related business. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

At December 31, 2000 the separate account liabilities included approximately $17.8 million relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return. Separate account assets of the same amount held in support of these annuity contracts consist of bonds, short-term securities, transfers due from the general account and cash and cash equivalents.

CONTRACT LIABILITIES

The Company has no contract liabilities in its general account at December 31, 2000 and 1999. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying insurance contracts.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees. Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

In addition, the Company recognizes as revenue the difference between the amount of investment income credited on the portion of account values allocated by contract owners to market value adjusted fixed options under variable life and annuity contracts and the income earned on the underlying investments.

CAPITALIZED SOFTWARE

Capitalized software includes certain internal and external costs incurred in connection with the development of the Company's internet site and modifications to enhance the functionality of the administrative systems used to process the Company's business. Such costs are being amortized on a straight-line basis over five years. Accumulated amortization expense at December 31, 2000 was approximately $23,000.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets is recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment in the goodwill. These current projections warrant no action to be taken in regards to any goodwill impairment. Accumulated amortization at December 31, 2000 and 1999 was approximately $938,000 and $704,000, respectively.

DEVELOPMENT EXPENSES

Costs incurred in the development of the Company's products, systems and distribution channels are classified as development expenses. These non-recurring expenses are comprised primarily of legal and consulting fees. Prior to January 1, 1999, development costs were being capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,269,488.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENT

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133." This statement amended SFAS No. 133 to defer its effective date on year to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" - an amendment of SFAS No. 133. This statement makes certain changes in the hedging provisions of SFAS No. 133 and is effective concurrent with SFAS No. 133 (collectively hereafter referred to as the "Statement"). The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. Whereas, the Company does not have any derivatives, no import upon adoption of this Statement has been recorded.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2000 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                     GROSS            GROSS
                                  AMORTIZED        UNREALIZED       UNREALIZED         FAIR
                                    COST             GAINS            LOSSES          VALUE
                                    ----             -----            ------          -----
2000
U.S. Government obligations      $ 7,075,997      $    17,991      $   159,070      $ 6,934,918
Corporate obligations              8,015,742            9,093          298,984        7,725,851
                                 -----------      -----------      -----------      -----------
                                 $15,091,739      $    27,084      $   458,054      $14,660,769
                                 ===========      ===========      ===========      ===========
1999
U.S. Government obligations      $ 9,250,709      $    21,930      $   641,593      $ 8,631,046
Corporate obligations              8,036,278               --          487,574        7,548,704
                                 -----------      -----------      -----------      -----------
                                 $17,286,987      $    21,930      $ 1,129,167      $16,179,750
                                 ===========      ===========      ===========      ===========

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2000 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS (CONTINUED)

                                              AMORTIZED           FAIR
                                                COST             VALUE
                                                ----             -----
Due in one year or less                     $   499,804      $   499,491
Due after one year through five years         7,084,672        6,968,789
Due after five years through ten years        7,507,263        7,192,489
                                            -----------      -----------
Total                                       $15,091,739      $14,660,769
                                            ===========      ===========

Investment income by major category of investment is summarized as follows:

                                           2000              1999              1998
                                           ----              ----              ----
Fixed maturity securities              $ 1,066,873       $   907,068       $   261,781
Short-term investments                     750,988           438,951           787,873
Cash and cash equivalents                  112,630            22,416           239,700
                                       -----------       -----------       -----------
Total investment income                  1,930,491         1,368,435         1,289,354
Interest credited on fixed option         (474,624)               --                --
Investment expenses                        (87,317)          (78,239)          (45,832)
                                       -----------       -----------       -----------
Net investment income                  $ 1,368,550       $ 1,290,196       $ 1,243,522
                                       ===========       ===========       ===========

At December 31, 2000 securities with an amortized cost and fair value of approximately $6.6 million and $6.4 million, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3.  MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to all of its variable business to Life Re.

During 2000 the Company ceded approximately $14.1 million in variable annuity premiums to Life Re. Contract charges and fees for 2000 are net of approximately $8 thousand ceded to Life Re.

4.  FEDERAL INCOME TAXES

The Company files a separate life insurance company Federal income tax return and will continue to do so through the year 2001. Beginning in 2002, the Company will be included in the consolidated Federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for Federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                             2000              1999              1998
                                                             ----              ----              ----
Pre-tax loss                                             $(4,752,449)      $(8,696,414)      $  (568,974)
Application of the Federal statutory tax rate - 34%       (1,615,833)       (2,956,781)         (193,451)
Change in valuation allowance                              1,614,188         2,907,523           193,451
Other                                                          1,645            49,258                --
                                                         -----------       -----------       -----------
Total income tax provision                               $        --       $        --       $        --
                                                         ===========       ===========       ===========

                      Sage Life Assurance of America, Inc.

4.  FEDERAL INCOME TAXES (CONTINUED)

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                          2000              1999
                                                          ----              ----
Deferred tax assets:
   Net operating loss carryforwards                    $ 5,132,087       $ 3,501,308
   Unrealized loss on depreciation of investments          146,530           376,461
   Reserves                                                 37,732                --
   Deferred gain from Modco Agreement                      108,130                --
   Other                                                    40,255                --
                                                       -----------       -----------
Total deferred tax assets                                5,464,734         3,877,769
Deferred tax liabilities:
   Goodwill                                               (304,214)         (261,185)
   Deferred policy acquisition costs                      (116,926)               --
   Other                                                   (30,319)          (19,617)
                                                       -----------       -----------
Total deferred tax liabilities                            (451,459)         (280,802)
Valuation allowance for deferred tax assets             (4,866,745)       (3,220,506)
                                                       -----------       -----------
Net deferred tax asset                                 $   146,530       $   376,461
                                                       ===========       ===========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has a separate company net operating loss carryforward of approximately $15.1 million at December 31, 2000, which expires between 2012 and 2015.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net (loss) income and capital and surplus of the Company are as follows:

                             2000               1999               1998
                             ----               ----               ----
Net (loss) income        $ (1,948,877)      $   (389,023)      $     27,002
Capital and surplus        26,505,917         25,973,744         25,609,097

The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2000, the Company's total adjusted capital exceeded RBC requirements.

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. Dividends may be paid by the Company only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to stockholders within five business days after declaration and at least ten days prior to payment. At December 31, 2000, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus.

                      Sage Life Assurance of America, Inc.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as and adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. General and administrative expenses in the accompanying financial statements reflect reductions of approximately $2.1 million, $0.9 million, and $0.2 million in 2000, 1999 and 1998, respectively, for amounts allocated to SIGI under this agreement. At December 31, 2000 and 1999 amounts due from SIGI under this agreement were approximately $989 thousand and $594 thousand, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of five investment funds that are available to variable contract owners of the Company. Income received from Sage Advisors was approximately $50 thousand and $38 thousand in 2000 and 1999, respectively. The Trust was formed in 1999 so no amount was received in 1998. At December 31, 2000 and 1999, approximately $4 thousand and $38 thousand respectively, was due from Sage Advisors.

7.  COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25 million in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a preferred stock agreement with Life Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25 million.

8.  EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $77,500, $69,600 and $78,300 in 2000, 1999 and 1998,
respectively.

                      Sage Life Assurance of America, Inc.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

(in thousands)                                    THREE MONTHS ENDED
                                 MARCH 31      JUNE 30       SEPTEMBER 30     DECEMBER 31
                                 --------      -------       ------------     -----------
2000
Net investment income            $   359       $   259         $   421         $   330
Total revenues                       374           270             431             348
Total benefits and expenses        1,888         1,029           2,221           1,038
Net loss                          (1,514)         (759)         (1,790)           (690)

1999
Net investment income            $   317       $   315         $   319         $   339
Total revenues                       317           330             332             350
Total benefits and expenses        1,083         1,413           1,468           1,791
Net loss                          (5,036)       (1,083)         (1,136)         (1,441)

Third quarter of 2000 amounts in the above summary reflect a reclassification of interest credited on the fixed option from benefits to revenues to conform with the presentation in the accompanying financial statements. The large net loss in the first quarter 1999 is due to the write-off of unamortized capitalized development costs pursuant to the adoption of SOP 98-5.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll
Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Gifting a Contract
           Withdrawals - Investment Adviser Fees

Qualified Contracts
           Qualified Plans
           Taxation of Withdrawals
           Individual Retirement Annuities (IRAs)
           SIMPLE IRAs
           Roth IRAs
           Pension and Profit-Sharing Plans
           Tax Treatment of Withdrawals - Qualified Contracts
           Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements

================================================================================
                               APPENDIX A
================================================================================

                     MORE INFORMATION ABOUT THE FUNDS

1.   Investment Objectives and Strategies:

     Below are the investment objectives and strategies of each of the Funds available under the Contract. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

AIM VARIABLE INSURANCE FUNDS

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds.

AIM V.I. GOVERNMENT SECURITIES FUND.

     This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH AND INCOME FUND.

     This Fund's primary objective is growth of capital with a secondary objective of current income. It seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

AIM V.I. INTERNATIONAL EQUITY FUND.

     This Fund's investment objective is to provide long-term growth of capital. It seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I.  VALUE FUND.

     This Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. It seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

ALGER  AMERICAN  MIDCAP  GROWTH  PORTFOLIO.

     This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN INCOME & GROWTH  PORTFOLIO.

     This Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

ALGER  AMERICAN  SMALL  CAPITALIZATION   PORTFOLIO.

     This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the Funds.

INVESCO VIF - BLUE CHIP GROWTH FUND

     This Fund seeks to make an investment grow. It also seeks current income. It is actively managed. It invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in common stocks of large companies, that, at the time of purchase, have market capitalizations of more than $15 billion and that have a history of consistent earnings growth regardless of business cycle.

INVESCO VIF - HEALTH SCIENCES FUND

     This Fund seeks to make an investment grow. It is aggressively managed. It primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, an applied research and development of new products or services. A portion of the Fund's assets is not required to be invested in the sector.

INVESCO VIF - TECHNOLOGY FUND

     This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. A portion of the Fund's assets is not required to be invested in the sector.

INVESCO VIF - FINANCIAL SERVICES FUND

     This fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies involved in the financial services sector. These companies include, among others, banks (regional and money-centers), insurance companies (life, property and casualty, and multilane), and investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies). A portion of the Fund's assets is not required to be invested in the sector.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

MFS INVESTORS TRUST SERIES (formerly, MFS Growth With Income Series).

     This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

MFS HIGH  INCOME  SERIES.

     This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

MFS RESEARCH  SERIES.

     This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long- term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS  TOTAL  RETURN  SERIES.

     This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and
(ii) at least 25% of its net assets in non-convertible fixed income securities.

MFS CAPITAL OPPORTUNITIES SERIES.

     This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Morgan Stanley Dean Witter Investment Management Inc. advises the Global Value Equity Portfolio. Miller Anderson & Sherrerd, LLP advises the Value Portfolio and the Mid Cap Value Portfolio.

GLOBAL VALUE EQUITY PORTFOLIO (formerly, Global Equity Portfolio).

     This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

MID CAP VALUE PORTFOLIO.

     This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

VALUE PORTFOLIO.

     This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that do not pay dividends. The fund may invest, to a limited extent, in foreign equity securities.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

     Oppenheimer Funds, Inc. manages Oppenheimer Variable Account Funds.

OPPENHEIMER  BOND  FUND/VA.

     This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA.

     This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

OPPENHEIMER  MAIN STREET SMALL  CAP FUND/VA.

     This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust.

     SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

S&P 500 EQUITY  INDEX FUND.

     This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses.

MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed.

NASDAQ - 100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market.

ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks.

T. ROWE PRICE EQUITY SERIES, INC.

     T. Rowe Price Associates, Inc. provides investment management to the T. Rowe Price Equity Series, Inc.

T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP  GROWTH  PORTFOLIO.  This Fund seeks to provide  long-term
capital   appreciation  by  investing  in  mid-cap  stocks  with  potential  for above-average earnings.

T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time, with an emphasis on both capital growth and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio of stocks, bonds, and money market securities.

2. Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

 .    The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

 .    The name, education and experience of the portfolio manager.

 .    Investment  adviser  information  which  may  include,  size,  assets,  and location.

 .    Portfolio holdings.

 .    Statistics -- which may include portfolio  statistics such as size, assets, and average duration and maturity of the portfolio.

 .    Geographic allocation of portfolios.

 .    Portfolio quality ratings.

 .    Information relating to a relevant benchmark.

 .    Identification  of  portfolios  by  the  investment  categories,  portfolio sectors or industry groups in which they fall.

3. Principal Fund Investment Risks:

Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

Equity Index: A portfolio that invests in securities which seek to match a stock market index, is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

================================================================================
                                   APPENDIX B
================================================================================

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     -    J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $124,230 x {[(1.07)/(1.0825)]  (2555/365) -1) = -
     $9,700

Therefore, the amount paid on full surrender is $114,530 ($124,230 - $9,700).


Example #2:  Surrender  --  Example of a Positive Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1 The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $124,230 x  {[(1.07)/(1.0625)](2555/365)  -1) = +
     $6,270

Therefore, the amount paid on full surrender is $130,500 ($124,230 + $6,270).

Example #3: Withdrawal -- Example of a Negative Market Value Adjustment Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3)).

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x  {[(1.07)/(1.0825)](2555/365)  -1) = -
     $7,808

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($7,808), for a total reduction in the Fixed Sub-Account of $107,808.


Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x  {[(1.07)/(1.0625)](2555/365) - 1) = +
     $5,047

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,047), for a total reduction of $94,953.

================================================================================
                                   APPENDIX C
================================================================================

                          DOLLAR-COST AVERAGING PROGRAM

Below is an example of how the Dollar-Cost Averaging Program works.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 6.0%.

                           (1)                     (2)                    (3)                  (4)                  (5)
   Beginning       Beginning of Month     Dollar Cost Averaging      Amount Dollar      Interest Credited      End of Month
    of Month          Account Value           Monthly Factor         Cost Averaged          For Month          Account Value
    --------          -------------           --------------         -------------          ---------          -------------

       1                 24,000                     --                     --                  117                24,117
       2                 24,117                   1 / 24                 1,005                 112                23,224
       3                 23,224                   1 / 23                 1,010                 108                22,323
       4                 22,323                   1 / 22                 1,015                 104                21,412
       5                 21,412                   1 / 21                 1,020                  99                20,492
       6                 20,492                   1 / 20                 1,025                  95                19,562
       7                 19,562                   1 / 19                 1,030                  90                18,622
       8                 18,622                   1 / 18                 1,035                  86                17,673
       9                 17,673                   1 / 17                 1,040                  81                16,715
       10                16,175                   1 / 16                 1,045                  76                15,746
       11                15,746                   1 / 15                 1,050                  72                14,768
       12                14,768                   1 / 14                 1,055                  67                13,780
       13                13,780                   1 / 13                 1,060                  62                12,782
       14                12,782                   1 / 12                 1,065                  57                11,774
       15                11,774                   1 / 11                 1,070                  52                10,756
       16                10,756                   1 / 10                 1,076                  47                 9,727
       17                 9,727                    1 / 9                 1,081                  42                 8,688
       18                 8,688                    1 / 8                 1,086                  37                 7,639
       19                 7,639                    1 / 7                 1,091                  32                 6,580
       20                 6,580                    1 / 6                 1,097                  27                 5,510
       21                 5,510                    1 / 5                 1,102                  21                 4,429
       22                 4,429                    1 / 4                 1,107                  16                 3,338
       23                 3,338                    1 / 3                 1,113                  11                 2,236
       24                 2,236                    1 / 2                 1,118                   5                 1,124
       25                 1,124                    1 / 1                 1,124                 --                   --

                                  NOTE:
                   Column (3) = Column (1) x Column (2)
                   Column (5) = Column (1) - Column (3) + Column (4)


================================================================================
                                   APPENDIX D
================================================================================

     The purpose of this Appendix is to show certain benefits for Contracts issued before certain dates. Generally, Contracts purchased after May 1, 2001, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

CONTRACTS ISSUED BEFORE MAY 1, 2001

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which your are invested. On and after the Income Date, however, these charges are called Variable Sub- Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:


                                    COMBINED
                               ASSET-BASED CHARGES
                  -------------------------------------------------
                      ANNUAL           MONTHLY             DAILY
                      CHARGE           CHARGE              CHARGE
                      ------           -------             ------

Contract Years 1-7    1.40%            .116667%            .0038626%
Contract Years 8+     1.25%            .104167%            .0034462%


     We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payment to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

ACCUMULATION UNIT VALUE - NET INVESTMENT FACTOR

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

     (a)  is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

        The net investment factor may be more or less than, or equal to, one.

CONDENSED FINANCIAL INFORMATION

The Sage Variable Annuity Account A began operations in February, 1999. For Contracts purchased before May 1, 2001, the Accumulation Unit Values and the number of accumulation units outstanding for each Variable Sub-Account for the periods shown are as follows:

                                                                                          Year or Period             Year or Period
                                                                                          Ended 12/31/00             Ended 12/31/99
                                                                                         --------------             --------------
                  AIM VARIABLE INSURANCE FUNDS:

                  AIM V.I. Government Securities Fund
                  Accumulation unit value at beginning of period ......................    $ 9.94                     $10.00
                  Accumulation unit value at end of period ............................    $10.95                     $ 9.94
                  No. of accumulation units outstanding at end of period ..............    7,600                        170

                  AIM V.I. Growth and Income Fund
                  Accumulation unit value at beginning of period ......................    $11.21                     $10.00
                  Accumulation unit value at end of period ............................    $ 9.58                     $11.21
                  No. of accumulation units outstanding at end of period ..............    14,081                         69

                                                                                                                 96





                  AIM V.I. International Equity Fund
                  Accumulation unit value at beginning of period ......................    $16.01                     $10.00
                  Accumulation unit value at end of period ............................    $11.78                     $16.01
                  No. of accumulation units outstanding at end of period ..............    16,960                        625

                  AIM V.I. Value Fund
                  Accumulation unit value at beginning of period ......................    $12.27                     $10.00
                  Accumulation unit value at end of period ............................    $10.47                     $12.27
                  No. of accumulation units outstanding at end of period ..............    30,829                        115

                  THE ALGER AMERICAN FUND:

                  Alger American MidCap Growth Portfolio
                  Accumulation unit value at beginning of period ......................    $12.65                     $10.00
                  Accumulation unit value at end of period ............................    $13.81                     $12.65
                  No. of accumulation units outstanding at end of period ..............    23,711                        144

                  Alger American Income & Growth Portfolio
                  Accumulation unit value at beginning of period ......................    $13.90                     $10.00
                  Accumulation unit value at end of period ............................    $13.72                     $13.90
                  No. of accumulation units outstanding at end of period ..............     7,778                        115

                  Alger American Small Capitalization Portfolio
                  Accumulation unit value at beginning of period ......................    $11.86                     $10.00
                  Accumulation unit value at end of period ............................    $ 8.63                     $11.86
                  No. of accumulation units outstanding at end of period ..............    14,210                         66

                  MFS(R) VARIABLE INSURANCE TRUST:

                  MFS Investors Trust Series
                  Accumulation unit value at beginning of period ......................    $10.48                     $10.00
                  Accumulation unit value at end of period ............................    $10.47                     $10.48
                  No. of accumulation units outstanding at end of period ..............    11,372                        240

                  MFS High Income Series
                  Accumulation unit value at beginning of period ......................    $10.15                     $10.00
                  Accumulation unit value at end of period ............................    $ 9.47                     $10.15
                  No. of accumulation units outstanding at end of period ..............     1,512                         54

                  MFS Research Series
                  Accumulation unit value at beginning of period ......................    $10.93                     $10.00
                  Accumulation unit value at end of period ............................    $10.40                     $10.93
                  No. of accumulation units outstanding at end of period ..............    10,472                         70

                  MFS Total Return Series
                  Accumulation unit value at beginning of period ......................    $ 9.84                     $10.00
                  Accumulation unit value at end of period ............................    $11.42                     $ 9.84
                  No. of accumulation units outstanding at end of period ..............    10,554                         75

                  MFS Capital Opportunities
                  Accumulation unit value at beginning of period ......................    $11.30                     $10.00
                  Accumulation unit value at end of period ............................    $10.89                     $11.30
                  No. of accumulation units outstanding at end of period ..............     6,610                         69

                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

                  Global Value Equity Portfolio
                  Accumulation unit value at beginning of period ......................    $10.86                     $10.00
                  Accumulation unit value at end of period ............................    $12.10                     $10.86
                  No. of accumulation units outstanding at end of period ..............     1,122                        116

                  Mid Cap Value Portfolio
                  Accumulation unit value at beginning of period ......................    $12.58                     $10.00
                  Accumulation unit value at end of period ............................    $13.93                     $12.58
                  No. of accumulation units outstanding at end of period ..............     1,047                        150

                  Value Portfolio
                  Accumulation unit value at beginning of period ......................    $ 9.86                     $10.00
                  Accumulation unit value at end of period ............................    $12.32                     $ 9.86
                  No. of accumulation units outstanding at end of period ..............       798                         75

                  OPPENHEIMER VARIABLE ACCOUNT FUNDS:

                  Oppenheimer Bond Fund/VA
                  Accumulation unit value at beginning of period ......................    $ 9.86                     $10.00
                  Accumulation unit value at end of period ............................    $10.46                     $ 9.86
                  No. of accumulation units outstanding at end of period ..............    12,786                        340

                  Oppenheimer Capital Appreciation Fund/VA
                  Accumulation unit value at beginning of period ......................    $13.79                     $10.00
                  Accumulation unit value at end of period ............................    $13.76                     $13.79
                  No. of accumulation units outstanding at end of period ..............    15,785                        111

                  Oppenheimer Main Street Small Cap Fund/VA
                  Accumulation unit value at beginning of period ......................    $15.93                     $10.00
                  Accumulation unit value at end of period ............................    $13.01                     $15.93
                  No. of accumulation units outstanding at end of period ..............     4,468                        155

                  SAGE LIFE INVESTMENT TRUST:

                  S&P 500 Equity Index Fund
                  Accumulation unit value at beginning of period ......................    $11.78                     $10.00
                  Accumulation unit value at end of period ............................    $10.74                     $11.78
                  No. of accumulation units outstanding at end of period ..............     9,324                      2,692

                  Money Market Fund
                  Accumulation unit value at beginning of period ......................    $10.40                     $10.00
                  Accumulation unit value at end of period ............................    $11.01                     $10.40
                  No. of accumulation units outstanding at end of period ..............    62,578                        479

                                                                                                                 98




                  Nasdaq - 100 Index (R) Fund*
                  Accumulation unit value at beginning of period ......................    $10.00                       n/a
                  Accumulation unit value at end of period ............................    $ 6.54                       n/a
                  No. of accumulation units outstanding at end of period ..............     6,486                       n/a

                  All-Cap Growth Fund*
                  Accumulation unit value at beginning of period ......................    $10.00                       n/a
                  Accumulation unit value at end of period ............................    $ 7.86                       n/a
                  No. of accumulation units outstanding at end of period ..............     3,119                       n/a

                  T. ROWE PRICE EQUITY SERIES, INC.:

                  T. Rowe Price Equity Income Portfolio.
                  Accumulation unit value at beginning of period ......................    $10.36                     $10.00
                  Accumulation unit value at end of period ............................    $11.18                     $10.36
                  No. of accumulation units outstanding at end of period ..............     1,083                        159

                  T. Rowe Price Mid-Cap Growth Portfolio
                  Accumulation unit value at beginning of period ......................    $12.59                     $10.00
                  Accumulation unit value at end of period ............................    $13.29                     $12.59
                  No. of accumulation units outstanding at end of period ..............     8,618                        152

                  T. Rowe Price Personal Strategy Balanced Portfolio
                  Accumulation unit value at beginning of period ......................    $10.25                     $10.00
                  Accumulation unit value at end of period ............................    $10.25                     $10.25
                  No. of accumulation units outstanding at end of period ..............     1,302                         78

*These Variable Sub-Accounts commenced operations on September 15, 2000.

There are no unit values for the Variable Sub-Accounts investing in INVESCO Variable Investment Funds, Inc. because they first became available under the Contracts on May 1, 2001.

If you bought your Contract on or after May 1, 2001, we will provide you Accumulation Unit Values in our next prospectus update.

CONTRACTS ISSUED BEFORE MAY 1, 2000


VARIABLE INCOME BENEFITS

     To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. We currently allow assumed investment rates of 3% and 6%. If you do not specify an assumed investment rate, we will apply the 3.0% rate.

TRANSFER RESTRICTIONS

     We may defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we delay paying proceeds. The additional transfer restrictions relating to the affected Variable Sub-Accounts' ability to purchase and redeem shares of a Fund, transfers involving the same Sub-Account, and transfers that adversely affect Accumulation Unit Value do not apply to your Contract.

WITHDRAWALS

     A partial withdrawal will reduce your death benefit and may be subject to federal income tax, a surrender charge, and a Market Value Adjustment. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have a Death Benefit?"

BASIC DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of the following:

     -    the Account Value  determined as of the day we receive proof of death;
          or

     - 100% of the sum of all purchase payments made under the Contract, reduced by any prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred); or

     -    the Highest Anniversary Value.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decrease the Account Value and we reduce the sum of (1) and (2) by that percentage.)

================================================================================
                                   APPENDIX E
================================================================================

                        GUARANTEED MINIMUM INCOME BENEFIT

     Below is an example of how the GMIB will work. The examples are purely hypothetical and are for illustrative purposes only. The example assumes the following:

     -    you are a male whose age last birthday is 55;

     -    you purchase a Contract with the GMIB rider;

     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and

     - you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.

     Assume your total purchase payments are $150,000, your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

     2. Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

     Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.

================================================================================
                                   APPENDIX F
================================================================================

                             ENHANCED DEATH BENEFIT

     Below are examples of how the Enhanced Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

     -    The Owner's age last birthday is 55;

     -    The Owner purchases a Contract with the Enhanced Death Benefit rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $175,000.

     4.   The basic Death  Benefit is  $200,000  [the  greatest of (1),  (2) and
          (3)].

Calculate the Enhanced Death Benefit:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8.   The Enhanced  Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] =
          $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

     Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $300,000.

     4.   The basic Death  Benefit is  $600,000  [the  greatest of (1),  (2) and
          (3)].

Calculate the Enhanced Death Benefit:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8.   The Enhanced Death Benefit is $150,000 ([.40 x [$600,000 - $150,000] =
          $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $600,000 and the Enhanced Death Benefit of $150,000, for a total payment of $750,000.

Example 3.

     Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $175,000.

     4.   The basic Death  Benefit is  $175,000  [the  greatest of (1),  (2) and
          (3)].

Calculate the Enhanced Death Benefit:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8.   The Enhanced  Death  Benefit is $0 ([.40 x [$100,000 - $150,000] = $0,
          but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.

To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680

Please send a Statement of Additional Information to me at the following address:


- -------------------------------------------------------
Name


- -------------------------------------------------------
Address

- -------------------------------------------------------
City/State                                     Zip Code



                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2001


        FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY
                                    CONTRACTS

                                   issued by:

         THE SAGE VARIABLE ANNUITY ACCOUNT A AND SAGE LIFE ASSURANCE OF
                                  AMERICA, INC.

                                                    Customer Service Center:
                                                    P.O. Box 290680
                                                    Wethersfield, CT  06129-0680
                                                    Telephone: (877) 835-7243
                                                            (Toll Free)

This Statement of Additional Information expands upon subjects we discussed in the current Prospectus for the Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts (the "Contracts" offered by Sage Life Assurance of America, Inc. ("we," "us," "our," "Sage Life," or the "Company"). You may obtain a copy of the Prospectus dated May 1, 2001 by calling 1-877-835-7243 (Toll Free) or by writing to our Customer Service Center at the above address. You may also obtain a copy of the Prospectus by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The terms we used in the current Prospectus for the Contracts are incorporated into and made a part of this Statement of Additional Information.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR
               THE CONTRACTS AND THE PROSPECTUSES FOR THE TRUSTS.



                       Statement of Additional Information

                                Table of Contents

                                                                                                                    Page
                                                                                                                   ----

Assignment..........................................................................................................

Change of Owner, Beneficiary, or Annuitant..........................................................................

Misstatement and Proof of Age, Sex or Survival......................................................................

Incontestability....................................................................................................

Participation.......................................................................................................

Beneficiary Designation.............................................................................................

Tax Status of the Contracts.........................................................................................
   Diversification Requirements.....................................................................................
   Owner Control....................................................................................................
   Required Distributions from Non-Qualified Contracts..............................................................
   Partial 1035 Exchanges...........................................................................................
   Contracts Owned by Other Than Natural Persons....................................................................
   Gifting a Contract...............................................................................................
   Withdrawals - Investment Adviser Fees............................................................................

Qualified Contracts


   Qualified Plans..................................................................................................
   Taxation of Withdrawals..........................................................................................
   Individual Retirement Annuities (IRAs)...........................................................................
   SIMPLE IRAs......................................................................................................
   Roth IRAs........................................................................................................
   Pension and Profit-Sharing Plans.................................................................................
   Tax Treatment of Withdrawals - Qualified Contracts...............................................................
   Required Distributions...........................................................................................

Calculation of Historical Performance Data..........................................................................
   Money Market Sub-Account Yields..................................................................................
   Other Variable Sub-Account Yields................................................................................
   Average Annual Total Returns.....................................................................................
   Other Total Returns..............................................................................................
   Effect of the Annual Administration Charge on Performance Data...................................................
   Use of Indexes...................................................................................................
   Other Information................................................................................................

Income Payment Provisions...........................................................................................
   Amount of Fixed Income Payments..................................................................................
   Amount of Variable Income Payments...............................................................................
   Income Units.....................................................................................................
   Income Unit Value................................................................................................
   Exchange of Income Units.........................................................................................

Safekeeping of Account Assets.......................................................................................

Legal Matters.......................................................................................................

Other Information...................................................................................................

Financial Statements................................................................................................

ASSIGNMENT

     You may assign your Contract at any time before the Income Date. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

CHANGE OF OWNER, BENEFICIARY, OR ANNUITANT

     During your lifetime and while your Contract is in force, you can transfer ownership of your Contract, change the Beneficiary, or change the Annuitant. However, you cannot change the Annuitant after the Income Date. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary, or Annuitant will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A CHANGE IN OWNER MAY BE A TAXABLE EVENT AND MAY ALSO AFFECT THE AMOUNT OF DEATH BENEFIT PAYABLE UNDER YOUR CONTRACT.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

     We may require proof of age, sex, or survival of any person upon whose age, sex, or survival any payments depend. If the age or sex of the Annuitant has been misstated, or if the age of the Owner has been misstated, the benefits will be those that the Account Value applied would have provided for the correct age and sex. If we have made incorrect income payments, we will pay the amount of any underpayments. We will deduct the amount of any overpayment from future income payments.

INCONTESTABILITY

       Your Contract is incontestable from its Contract Date.

PARTICIPATION

     The Contracts do not participate in our surplus or profits, and we do not pay dividends on the Contracts.

BENEFICIARY DESIGNATION

     This is as shown in the application or Confirmation Form. It includes the name of the Beneficiary and the order and method of payment. If you name "estate" as a Beneficiary, it means the executors or administrators of your estate. If you name "children" of a person as a Beneficiary, only children born to or legally adopted by that person as of an Owner's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all Beneficiaries. We will incur no liability if we act on such affidavit.

TAX STATUS OF THE CONTRACTS

     Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

     Required Distributions from Non-Qualified Contracts. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the
Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that
(a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. If the Contract is owned by a non-natural person, the death of the Annuitant will be treated as death of the Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Partial 1035 Exchanges

     Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, you should consult your own tax adviser prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Gifting a Contract

     If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to a divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Withdrawals - Investment Adviser Fees

     The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser's fees will be considered taxable distributions from the contract.

Taxation of Death Benefit  Proceeds

     Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain death benefits may be purchased under your Contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     The death benefits offered under your Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the tax code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The Contract offers death benefits which may exceed the greater of purchase payments or account value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the Contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Qualified Contracts

Qualified Plans

     The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

     Taxation of Withdrawals. When you take a withdrawal from a Qualified Contract, a pro-rata portion of the amount you receive is taxable. This portion is based on the ratio of your investment in the contract (such as non-deductible purchase payments or other consideration paid for the Contract) to your total accrued benefit balance under the retirement plan. As a result, the investment in the contract for a Qualified Contract can be zero. Special tax rules apply to distributions from a Roth IRA.

     Individual Retirement Annuities (IRAs). IRAs are defined in Section 408 of the Code and permit individuals to make annual contributions of up to the lesser of $2,000 or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

     SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     Roth IRAs. Roth IRAs are described in Code section 408A. They permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Pension and Profit-Sharing Plans

     Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), and 408 and 408A (Individual Retirement Annuities, including SIMPLE IRAs and Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the
Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

     With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Required Distributions

     Generally, distributions from a qualified plan must commence no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

     The Internal Revenue Service has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are to be effective January 1, 2002. However, these new rules may be used in determining required minimum distributions for 2001 by owners of IRAs. You should consult with your qualified plan sponsor and tax adviser to determine if these new rules are available for your benefit.

MONEY MARKET SUB-ACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Variable Sub-Account investing in the Money Market Fund (the "Money Market Sub-Account") of the Sage Life Investment Trust for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund.

     We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in Account Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Account Value reflects (1) net income from the Money Market Fund attributable to the hypothetical account; and (2) charges and deductions imposed under a Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the annual administration charge and the Asset-Based Charges. For purposes of calculating current yields for a Contract, an average per unit annual administration charge is used based on the $40 Annual Administration Charge. We calculate current yield according to the following formula:

Current Yield =           ((NCS - ES)/UV) (365/7)

Where:

NCS = the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses attributable to the hypothetical account for the seven-day period.

UV = the unit value for the first day of the seven-day period.

Effective Yield =         (1+((NCS - ES)/UV))(365/7)-1

Where:

NCS = the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation
                          and income other than investment  income)   for   the
                          seven-day   period  attributable  to  a  hypothetical
                          account  having  a   balance of one Accumulation Unit.

ES = per unit expenses attributable to the hypothetical account for the seven-day period.


UV = the unit value for the first day of the seven-day period.


     Because of the charges and deductions imposed under the Contracts, the yield for the Money Market Sub-Account is lower than the yield for the Money Market Fund. Yield calculations do not take into account the surrender charge that we assess on certain withdrawals and surrender of Account Value.

     The current and effective yields on amounts held in the Money Market Sub-Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Sub-Account may also be presented for periods other than a seven-day period.


     As of December 31, 2000, the current yield for the Money Market Sub-Account was 6.05% and the effective yield for the Money Market Sub-Account was 6.22%.


OTHER VARIABLE SUB-ACCOUNT YIELDS

     We compute the yield by: 1) dividing the net investment income of the Fund attributable to the Variable Sub-Account units less expenses allocated to a Variable Sub-Account for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; and then 3) compounding that yield for a six-month period; and then 4) multiplying that result by two (2). Expenses allocated to a Variable Sub-Account include the Annual Administration Charge and the Asset-Based Charges. The yield calculation assumes an annual administration charge of $40 per Contract deducted at the end of each Contract Year on the Contract Anniversary. For purposes of calculating the 30-day or one-month yield, we use an average administration cost charge based on the average Account Value in the Variable Sub-Account to determine the amount of the charge attributable to the Variable Sub-Account for the 30-day or one-month period. We calculate the 30-day or one-month yield according to the following formula:


      Yield =      2 x ((((NI - ES)/(U x UV)) + 1)(6)-1)

      Where:

      NI= net income of the portfolio for the 30-day or one-month period attributable to the Variable Sub-Account's units.

      ES = expenses of the Variable Sub-Account for the 30-day or one-month period.

      U =          the average number of units outstanding.

      UV = the unit value at the close (highest) of the last day in the 30-day or one-month period.


     Because of the charges and deductions imposed under the Contracts, the yield for the Variable Sub-Account is lower than the yield for the corresponding Fund.

     The yield on amounts invested in the Variable Sub-Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Variable Sub-Account's actual yield is affected by the types and quality of securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the surrender charge that is assessed on certain withdrawals and surrenders of Account Value.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Variable Sub-Accounts for various periods of time.

     When a Variable Sub-Account or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Otherwise, average annual total return will be shown from inception of the Variable Sub-Account. Average annual total returns for other periods of time may, from time to time, also be disclosed.


     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the Surrender Value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     We calculate standard average annual total returns using Variable Sub-Account unit values which we calculate on each Business Day based on the performance of the Variable Sub-Account's underlying Fund. The calculation assumes that annual Asset-Based Charges of 1.40% during the first seven Contract Years (decreasing to 1.25% during Contract Years 8 and later) are deducted daily from the Variable Sub-Account. The calculation also assumes that the Annual Administration Charge is $40 per year per Contract deducted at the end of each Contract Year during the first seven Contract Years. For purposes of calculating average annual total return, we use an average per-dollar per-day annual administration charge attributable to the hypothetical account for the period. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. We may also include standard average annual total return without the optional benefit charges when we show standard average annual total return with the optional benefit charges. We calculate the total return according to the following formula:



      TR =                (ESV/P)(1/N)-1

      Where:

      TR = the average annual total return for the period.

     ESV = the Surrender Value of the hypothetical account at the end of the period.

       P = a hypothetical initial payment of $1,000.

       N = the number of years in the period.


     We show standard average annual total return for the periods ended December 31, 2000 in the chart below. The total return figures reflect the deduction of all the charges discussed above, and reflects surrender charges because we assume that you make a complete surrender at the end of the time period. We do not reflect the deduction of any charges for the optional benefit riders in the chart below. If we were to deduct the charges for these riders, the performance shown in the chart would be reduced.


     As described under "What Are the Expenses under a Contract - Asset-Based Charges," and Appendix D in the prospectus, as of May 1, 2001, we are changing the way we calculate Asset-Based charges, which is a component of performance calculations. We will now calculate performance information for all periods as if the new methodology for calculating Asset-Based Charges had in been in effect from inception.



FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                                                      SUB-ACCOUNT
                                FUND                                  INCEPTION DATE      ONE YEAR              SINCE INCEPTION
                                ----                                  -------------      -----------------    -----------------
      AIM VARIABLE INSURANCE FUNDS:
            AIM V.I. Government Securities Fund                         3/30/99            1.33%                 -0.30%
            AIM V.I. Growth and Income Fund                            11/12/99          -22.98%                -11.81%
            AIM V.I. International Equity Fund                          3/24/99          -34.65%                  4.21%
            AIM V.I. Value Fund                                         3/24/99          -23.07%                 -2.96%
      THE ALGER AMERICAN FUND:
            Alger American MidCap Growth Portfolio                      3/30/99             .40%                 14.79%
            Alger American Income & Growth Portfolio                    3/24/99           -9.89%                 14.14%
            Alger American Small Capitalization Portfolio              11/12/99          -35.43%                -19.50%
      MFS(R) VARIABLE INSURANCE TRUST(SM):
            MFS Investors Trust Series (formerly, MFS Growth
              With Income Series)                                       3/30/99           -8.78                  -2.94%
            MFS High Income Series                                      3/30/99          -15.21%                 -8.70%
            MFS Research Series                                        11/12/99          -13.42%                 -4.05%
            MFS Total Return Series                                    11/12/99            7.14%                  4.63%
            MFS Capital Opportunities Series                           11/12/99          -12.24%                  0.25%
      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
            Global Value Equity Portfolio (formerly, Global Equity
              Portfolio)                                                3/24/99            2.64%                  5.86%
            Mid Cap Value Portfolio                                     3/30/99            1.95%                 15.38%
            Value Portfolio                                            11/12/99           15.94%                 13.12%
      OPPENHEIMER VARIABLE ACCOUNT FUNDS:
            Oppenheimer Bond Fund/VA                                    3/30/99           -2.64%                  -2.96%
            Oppenheimer Capital Appreciation Fund/VA                    3/24/99           -8.87%                  14.36%
            Oppenheimer Main Street Small Cap Fund/VA                   3/30/99          -26.70%                  10.78%
      SAGE LIFE INVESTMENT TRUST:
            S&P 500 Equity Index Fund                                   2/18/99          -17.32%                  -0.96%
            Nasdaq-100 Index(R) Fund                                    9/15/00            N/A                   -84.44%
            All-Cap Growth Fund                                         9/15/00            N/A                   -68.76%
      T. ROWE PRICE EQUITY SERIES, INC.:
            T. Rowe Price Equity Income Portfolio                       3/30/99            4.21%                   3.93%
            T. Rowe Price Mid-Cap Growth Portfolio                      3/30/99           -1.34%                  13.38%
            T. Rowe Price Personal Strategy Balanced Portfolio         11/12/99           -3.31%                  -0.79%

     We may also show non-standard average annual total returns. These returns may be calculated the same way as standard average total returns, except that the annual administrative charge and the surrender charge is not included in the calculations, or they may just show underlying fund fees and expenses. The following chart shows the non-standard average annual compounded total returns for the underlying Funds for the periods ending December 31, 2000. The performance below reflects hypothetical returns based on the actual performance of each underlying Fund. The performance assumes the Sage Variable Annuity was available as of the inception date of the underlying Funds for the periods indicated. The performance assumes the deduction of the Asset-Based Charges, and fund management and operating expenses, but does not include the annual administrative charge, surrender charge or optional rider charges.



FOR THE PERIODS ENDED DECEMBER 31, 2000
                                                                                  AVERAGE ANNUAL COMPOUNDED TOTAL RETURN
                                                                         ---------------------------------------------------------
                                  FUND                                        ONE YEAR   THREE YEARS  FIVE YEARS    TEN YEARS OR
                                                                                                                 SINCE INCEPTION
                                  ----                                   ---------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS:
              AIM V.I. Government Securities Fund                              8.33%        3.87%       3.81%         3.90%
              AIM V.I. Growth and Income Fund                                -15.98%       11.95%      15.51%        16.01%
              AIM V.I. International Equity Fund                             -27.65%        8.07%       9.52%        10.07%
              AIM V.I. Value Fund                                            -16.07%       12.02%      14.24%        15.69%
        THE ALGER AMERICAN FUND:
              Alger American MidCap Growth Portfolio                           7.40%       21.56%      17.59%        20.83%
              Alger American Income & Growth Portfolio                        -2.89%       21.27%      23.11%        17.13%
              Alger American Small Capitalization Portfolio                  -28.43%        4.93%       5.45%        12.03%
        INVESCO VARIABLE INVESTMENT FUNDS, INC.:
              INVESCO VIF - Blue Chip Growth Fund                            -24.30%        9.74%       N/A          10.69%
              INVESCO VIF - Financial Services Fund                           23.08%        N/A         N/A          27.23%
              INVESCO VIF - Health Sciences Fund                              28.74%       23.32%       N/A          22.02%
              INVESCO VIF - Technology Fund                                    3.83%       14.71%      15.36%        14.04%
        MFS(R) VARIABLE INSURANCE TRUST(SM):
              MFS Investors Trust Series(formerly, MFS Growth With
               Income Series)                                                 -1.78%        7.67%      14.41%        15.08%
              MFS High Income Series                                          -8.21%       -1.70%       3.24%         3.84%
              MFS Research Series                                             -6.42%       11.73%      14.82%        15.55%
              MFS Total Return Series                                         14.14%        8.76%      11.66%        13.89%
              MFS Capital Opportunities Series                                -5.24%       19.93%       N/A          21.27%
        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
              Global Value Equity Portfolio (formerly, Global
               Equity Portfolio)                                               9.64%        8.03%       N/A          10.57%
              Mid Cap Value Portfolio                                          8.95%       13.88%       N/A          19.74%
              Value Portfolio                                                 22.94%        4.77%       N/A           8.26%
        OPPENHEIMER VARIABLE ACCOUNT FUNDS:
              Oppenheimer Bond Fund/VA                                         4.36%        2.24%       3.54%         6.12%
              Oppenheimer Capital Appreciation Fund/VA                        -1.87%       18.84%      20.95%        17.83%
              Oppenheimer Main Street Small Cap Fund/VA                      -19.70%        N/A         N/A           3.87%
        SAGE LIFE INVESTMENT TRUST
              S&P 500 Equity Index Fund*                                     -10.32%        N/A         N/A           2.41%
              Nasdaq-100 Index(R) Fund                                         N/A          N/A         N/A         -76.88%
              All-Cap Growth Fund                                              N/A          N/A         N/A         -56.71%
        T. ROWE PRICE EQUITY SERIES, INC.:
              T. Rowe Price Equity Income Portfolio                           11.21%        7.00%      12.90%        15.08%
              T. Rowe Price Mid-Cap Growth Portfolio                           5.66%       15.83%       N/A          16.14%
              T. Rowe Price Personal Strategy Balanced Portfolio               3.69%        7.75%      10.40%        12.99%

     * The S&P 500 Equity Index Fund commenced operations on February 18,1999. Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributors at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.


OTHER TOTAL RETURNS

     We may disclose cumulative total returns in conjunction with the standard formats described above. We will calculate the cumulative total returns using the following formula:


      CTR =               (ESV/P) - 1

      Where:

      CTR = The cumulative total return for the period.

      ESV = The ending Surrender Value of the hypothetical investment at the end of the period net of recurring charges.

        P = A hypothetical single payment of $1,000.


EFFECT OF THE ANNUAL ADMINISTRATION CHARGE ON PERFORMANCE DATA

     The Contracts provide for a $40 Annual Administration Charge (waived for Contracts with Account Value of at least $50,000, or beginning on and after the eighth Contract Year) that is deducted from the Sub-Accounts proportionately. For purposes of reflecting the Annual Administration Charge in yield and total return quotations, the average Account Value is assumed to be $30,000, so that the annual administration charge is .1333%.

USE OF INDEXES

     From time to time, we may present the performance of certain historical indexes in advertisements or sales literature. We may compare the performance of these indexes to the performance of certain Variable Sub-Accounts or Funds, or we may present without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which we may note in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Variable Sub-Accounts. We also may cite other publications.

Broker World                                            Financial World
Across the Board                                        Advertising Age
American Banker                                         Barron's
Best's Review                                           Business Insurance
Business Month                                          Business Week
Changing Times                                          Consumer Reports
The Economist                                           Financial Planning
Forbes                                                  Fortune
Inc.                                                    Institutional Investor
Insurance Forum                                         Insurance Sales
Insurance Week                                          Journal of Accountancy
Journal of Financial Service Professionals              Journal of Commerce
Life Insurance Selling                                  Life Association News
MarketFacts                                             Manager's Magazine
National Underwriter                                    Money
Morningstar, Inc.                                       Nation's Business
New Choices (formerly 50 Plus)                          The New York Times
Pension World                                           Pensions & Investments
Rough Notes                                             Round the Table
U.S. Banker                                             VARDs
The Wall Street Journal                                 Working Woman

INCOME PAYMENT PROVISIONS

     AMOUNT OF FIXED INCOME PAYMENTS. On the Income Date, the amount you have chosen to apply to provide fixed income payments will be applied under the income plan you have chosen. The monthly income payment factor in effect on the Income Date times that amount and then divided by $1,000 will be the dollar amount of each monthly payment. Each of these payments are guaranteed and remain level throughout the period you selected.

     The monthly income payment factor used to determine the amount of the fixed income payments will not be less than the guaranteed minimum monthly income payment factor shown in your Contract.

     AMOUNT OF VARIABLE INCOME PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment (except for Income Payment Option 4, which we determine on the due date). We guarantee the payment will not vary due to changes in mortality or expenses.

     INCOME UNITS. On the Income Date, the number of Income Units for an applicable Variable Sub-Account is determined by multiplying (1) by (2), dividing the result by (3), and then dividing that result by (4) where:

     (1)  is  the  amount  you  have  chosen  to   allocate  to  that   Variable
          Sub-Account;

     (2)  is the monthly income payment factor for the income plan chosen;

     (3)  is  $1,000;  and

     (4)  is  the  Income  Unit  value  for  the   Variable Sub-Account for  the
          Valuation Period ending on that date.

     INCOME UNIT VALUE. We calculate the value of an Income Unit at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying
(a) by (b), and then dividing by (c) where:

     (a)  is the  Income  Unit  value for the  immediately  preceding  Valuation
          Period;

     (b) is the "net investment factor" (as described in the prospectus) for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

     (c) is the daily equivalent of the assumed investment rate that you have selected and that is shown in your Contract for the number of days in the Valuation Period.


                ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE





1.    Net Investment Factor ........................................................................................1.00022253

2.    Income Unit value for the immediately preceding Valuation
      Period.......................................................................................................10.00000000

3.    Daily equivalent of the assumed investment rate for the number of days in the
      Valuation Period (assuming you select 3%)=(1.03(1/365)).......................................................1.00008099

4.    Income Unit value for current Valuation Period
      [(1) x (2)]/(3)..............................................................................................10.00141533



                    ILLUSTRATION OF VARIABLE INCOME PAYMENTS


1.    Number of Accumulation Units.......................................................................................1,000

2.    Accumulation Unit value.......................................................................................10.0026116

3.    Account Value (1) x (2)........................................................................................10,002.61

4.    Minimum monthly income payment factor per $1,000 applied...........................................................10.50

5.    First monthly variable income payment [(3) x (4)]/$1,000..........................................................105.03

6.    Income Unit value............................................................................................10.00141533

7.    Number of Income Units (5)/(6)..................................................................................10.50151

8.    Assume Income Unit value at the end of the second month is.........................................................10.05
9.    Second monthly variable income payment (7) x (8)..................................................................105.54

10.   Assume Income Unit value at the end of the third month is..........................................................10.10

11.   Third monthly variable income payment (7) x (10)..................................................................106.07

     EXCHANGE OF INCOME UNITS. After the Income Date, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

SAFEKEEPING OF ACCOUNT ASSETS

     We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

     We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.



LEGAL MATTERS

     All matters relating to Delaware law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by James F. Bronsdon, the Company's Vice
President, Legal and Compliance. Blazzard, Grodd & Hasenauer, P.C., Westport, CT, has provided advice on certain matters relating to the federal securities laws.

OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

     The financial statements for the Variable Account are provided below. Financial statements of the Company are presented in the Prospectus.

THE SAGE VARIABLE ANNUITY ACCOUNT A

Sage Life Assurance of America, Inc.

For the Year ended December 31, 2000 and the period from February 19, 1999 (commencement of operations) through December 31, 1999

                      Sage Life Assurance of America, Inc.

                       The Sage Variable Annuity Account A



                           December 31, 2000 and 1999




                                    CONTENTS


Report of Independent Auditors...................................................    1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..................................    2
Statements of Operations and Changes in Contract Owners' Equity..................    3
Notes to Financial Statements....................................................   16

                         Report of Independent Auditors


To the Board of Directors of
Sage Life Assurance of America, Inc., and
Contract Owners of The Sage Variable Annuity Account A

We have audited the accompanying statement of assets and contract owners' equity of The Sage Variable Annuity Account A (comprising, respectively, the Sage Advisors - Money Market Fund, AIM - Government Securities Fund, AIM - Growth & Income Fund, AIM - International Equity Fund, AIM - Value Fund, Alger - Income & Growth Fund, Alger - MidCap Growth Fund, Alger - Small Cap Fund, Colonial - US Growth & Income Fund Colonial - Growth & Income Fund, Colonial - Newport Tiger Fund, Colonial - Small Cap Value Fund, Colonial - Strategic Income Fund, Eagle - All Cap Fund, Liberty - All Star Equity Fund, MFS - Total Return Series, MFS - Growth & Income Series, MFS - High Income Series, MFS - Research Series, MFS - Capital Opportunities Series, Morgan Stanley - Large Value Fund, Morgan Stanley
- MidCap Value Fund, Morgan Stanley - Global Equity Fund, Oppenheimer Bond Fund, Oppenheimer - Capital Appreciation Fund, Oppenheimer - Small Cap Fund, State Street - S&P 500 Index Fund, State Street - EAFE Index Fund, State Street - Nasdaq 100 Index Fund, Stein Roe - Global Utilities Fund, Stein Roe - Growth Stock Fund, Stein Roe - Balanced Fund, T. Rowe Price - Equity Income Fund, T. Rowe Price - MidCap Growth Fund, T. Rowe Price - Personal Strategy Fund), as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for the year ended December 31, 2000 and for the period from February 19, 1999 (commencement of operations) through December 31, 1999. These financial statements are the responsibility of Sage Life Assurance of America, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Variable Annuity Account A at December 31, 2000 and the results of its operations and changes in contract owners' equity for the year ended December 31, 2000 and for the period from February 19, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP

New York, New York
April 26, 2001

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000




                                               ASSETS
Investments:
  Mutual funds at fair value:
    Sage Advisors - Money Market - 689,178 shares (cost:$689,178)                                           $689,178
    AIM - Government Securities - 7,454 shares (cost:$83,576)                                                 83,182
    AIM - Growth & Income - 5,148 shares (cost:$14,380)                                                      134,836
    AIM - International Equity - 9,932 shares (cost:$220,856)                                                199,840
    AIM - Value - 11,818 shares (cost:$350,614)                                                              322,742
    Alger - Income & Growth - 8,047 shares (cost:$107,453)                                                   106,707
    Alger - MidCap Growth - 10,692 shares (cost:$341,059)                                                    327,389
    Alger - Small Cap - 5,223 shares (cost:$135,132)                                                         122,698
    Colonial - US Growth & Income - 5,411 shares (cost:$105,030)                                              98,864
    Colonial - Growth & Income - 3,807 shares (cost:$32,388)                                                  28,343
    Colonial - Newport Tiger - 4,029 shares (cost $9,232)                                                      8,824
    Colonial - Small Cap Value - 1,723 shares (cost:$16,785)                                                  18,492
    Colonial - Strategic Income - 855 shares (cost:$8,703)                                                     8,051
    Eagle-All Cap - 3,119 shares (cost $25,530)                                                               24,519
    Liberty - All Star Equity - 48 shares (cost:$611)                                                            599
    MFS - Total Return - 6,150 shares (cost:$116,237)                                                        120,476
    MFS - Growth & Income - 5,665 shares (cost:$119,911)                                                     119,019
    MFS - High Income - 1,455 shares (cost:$16,289)                                                           14,321
    MFS - Research - 5,237 shares (cost:$114,687)                                                            108,926
    MFS - Capital Opportunities - 3,736 shares (cost:$77,225)                                                 71,958
    Morgan Stanley - Large Value - 748 shares (cost:$9,197)                                                    9,832
    Morgan Stanley - MidCap Value - 969 shares (cost:$15,641)                                                 14,587
    Morgan Stanley - Global Equity - 1,030 shares (cost:$13,665)                                              13,580
    Oppenheimer - Bond - 11,893 shares (cost:$133,360)                                                       133,797
    Oppenheimer - Capital Appreciation - 4,659 shares (cost:$221,949)                                        217,246
    Oppenheimer - Small Cap - 5,242 shares (cost:$63,759)                                                     58,138
    State Street - S&P 500 Index - 9,731 shares (cost:$107,987)                                              100,134
    State Street - EAFE Index - 3,347 shares (cost:$36,501)                                                   32,834
    State Street - Nasdaq 100 Index - 6,486 (cost $48,984)                                                    42,418
    Stein Roe - Global Utilities - 1,970 shares (cost:$32,606)                                                26,144
    Stein Roe - Growth Stock - 2,466 shares (cost:$125,879)                                                  110,093
    Stein Roe - Balanced - 2,380 shares (cost:$3,990)                                                          3,884
    T. Rowe Price - Equity Income - 647 shares (cost:$12,194)                                                 12,106
    T. Rowe Price - MidCap Growth - 6,310 shares (cost:$115,074)                                             114,562
    T. Rowe Price - Personal Strategy - 897 shares (cost:$13,506)                                             13,350
                                                                                                         ----------
        Total assets                                                                                     $ 3,511,669
                                                                                                         ==========

                             CONTRACT OWNERS' EQUITY


                                                                                            Unit
                                                                          Units             Value
                                                                          -----             -----
        Sage Advisors - Money Market                                      62,578            $11.01               $  689,178
        AIM - Government Securities                                        7,600             10.95                    83,182
        AIM - Growth & Income                                             14,081              9.58                   134,836
        AIM - International Equity                                        16,960             11.78                   199,840
        AIM - Value                                                       30,829             10.47                   322,742
        Alger - Income & Growth                                            7,778             13.72                   106,707
        Alger - MidCap Growth                                             23,711             13.81                   327,389
        Alger - Small Cap                                                 14,210              8.63                   122,698
        Colonial - US Growth & Income                                      8,760             11.29                    98,864
        Colonial - Growth & Income                                         3,007              9.43                    28,343
        Colonial - Newport Tiger                                             850             10.39                     8,824
        Colonial - Small Cap Value                                         1,260             14.67                    18,492
        Colonial - Strategic Income                                          798             10.09                     8,051
        Eagle - All Cap                                                    3,119              7.86                    24,519
        Liberty - All Star Equity                                             52             11.53                       599
        MFS - Total Return                                                10,554             11.42                   120,476
        MFS - Growth & Income                                             11,372             10.47                   119,019
        MFS - High Income                                                  1,512              9.47                    14,321
        MFS - Research                                                    10,472             10.40                   108,926
        MFS - Capital Opportunities                                        6,610             10.89                    71,958
        Morgan Stanley - Large Value                                         798             12.32                     9,832
        Morgan Stanley - MidCap Value                                      1,047             13.93                    14,587
        Morgan Stanley - Global Equity                                     1,122             12.10                    13,580
        Oppenheimer - Bond                                                12,786             10.46                   133,797
        Oppenheimer - Capital Appreciation                                15,785             13.76                   217,246
        Oppenheimer - Small Cap                                            4,468             13.01                    58,138
        State Street - S&P 500 Index                                       9,324             10.74                   100,134
        State Street - EAFE Index                                          3,005             10.93                    32,834
        State Street - Nasdaq 100 Index                                    6,486              6.54                    42,418
        Stein Roe - Global Utilities                                       2,665              9.81                    26,144
        Stein Roe - Growth Stock                                          11,174              9.85                   110,093
        Stein Roe - Balanced                                                 376             10.33                     3,884
        T. Rowe Price - Equity Income                                      1,083             11.18                    12,106
        T. Rowe Price - MidCap Growth                                      8,618             13.29                   114,562
        T. Rowe Price - Personal Strategy                                  1,302             10.25                    13,350
                                                                                                                 -----------
            Total contract owners' equity                                                                        $ 3,511,669
                                                                                                                 ===========


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                      SUB-ACCOUNT
                                                      --------------------------------------------------------------------------
                                                         SAGE ADVISORS               AIM GOVERNMENT              AIM
                                                         MONEY MARKET                  SECURITIES            GROWTH & INCOME
                                                      --------------------------------------------------------------------------
                                                        2000        1999           2000        1999          2000        1999
                                                      --------------------------------------------------------------------------
Income:
    Dividends                                         $   7,585   $   1,076      $   3,222   $      59     $   3,732   $       7
Expenses:
    Contract charges and fees                            (2,487)       (513)          (320)         (3)           92          (1)
                                                      --------------------------------------------------------------------------
Net investment income (loss)                              5,098         563          2,902          56         3,824           6

Net realized gain (loss)                                     --          --            543          --        (3,427)          1
Unrealized gain (loss)                                       --          --           (326)        (69)      (11,621)         77
                                                      --------------------------------------------------------------------------
Net increase (decrease) from operations                   5,098         563          3,119         (13)      (11,224)         84

Changes from principal transactions:
     Purchase payments                                  936,874       4,420         39,810       1,699        78,978         688
     Transfers among sub-accounts and to/from fixed
        account                                        (257,727)         --         38,784          --        69,841          --
     Withdrawals                                            (41)         --           (207)         --        (3,530)         --
     Annual contract fees                                    (9)         --            (10)         --            (1)         --
                                                      --------------------------------------------------------------------------
Net increase (decrease) from principal transactions     679,097       4,420         78,377       1,699       145,288         688
                                                      --------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity    684,194       4,983         81,496       1,686       134,064         772
Contract owners' equity at beginning of period            4,983          --          1,686          --           772          --
                                                      --------------------------------------------------------------------------
Contract owners' equity at end of period              $ 689,178   $   4,983      $  83,182   $   1,686     $ 134,836   $     772
                                                      ==========================================================================


See Notes to Financial Statements.

                                     Sage Life Assurance of America, Inc.
                                      The Sage Variable Annuity Account A

                                    Statements of Operations and Changes in
                                            Contract Owners' Equity

                                     For the year ended December 31, 2000
                                            and for the period from
                                  February 19, 1999 through December 31, 1999


                                                                               SUB-ACCOUNT
                                        ------------------------------------------------------------------------------------------
                                                    AIM                            AIM                            ALGER
                                            INTERNATIONAL EQUITY                  VALUE                      INCOME & GROWTH
                                        ------------------------------------------------------------------------------------------
                                           2000             1999          2000             1999           2000             1999
                                        ------------------------------------------------------------------------------------------
Income:
    Dividends                           $  12,240        $     327     $  13,289        $      21      $     415        $      14
Expenses:
   Contract charges and fees                 (497)              24         1,273               (3)          (160)              (3)
                                        ------------------------------------------------------------------------------------------
Net investment income (loss)               11,743              351        14,562               18            255               11
Net realized gain (loss)                   (8,528)             232       (10,193)              --           (783)              --
Unrealized gain (loss)                    (23,632)           2,615       (28,036)             162         (1,102)             356
                                        ------------------------------------------------------------------------------------------
Net increase (decrease) from
   operations                             (20,417)           3,198       (23,667)             180         (1,630)             367
Changes from principal
   transactions:
     Purchase payments                    109,732            6,814       104,315            1,225         71,911            1,225
     Transfers among sub-accounts
     and to/from fixed account            100,700               --       243,670               --         35,267               --
     Withdrawals                             (135)              --        (2,977)              --           (428)              --
     Annual contract fees                     (52)              --            (4)              --             (5)              --
                                        ------------------------------------------------------------------------------------------
Net increase (decrease) from
   principal transactions                 210,245            6,814       345,004            1,225        106,745            1,225
                                        ------------------------------------------------------------------------------------------
Total increase (decrease) in
   contract owners' equity                189,828           10,012       321,337            1,405        105,115            1,592
Contract owners' equity at
   beginning of period                     10,012               --         1,405               --          1,592               --
                                        ------------------------------------------------------------------------------------------
Contract owners' equity at end of
   period                               $ 199,840        $  10,012     $ 322,742        $   1,405      $ 106,707        $   1,592
                                        ==========================================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                       SUB-ACCOUNT
                                                        --------------------------------------------------------------------------
                                                                ALGER                     ALGER                    COLONIAL
                                                             MIDCAP GROWTH              SMALL CAP              US GROWTH & INCOME
                                                        --------------------------------------------------------------------------
                                                          2000          1999         2000        1999          2000        1999
                                                        --------------------------------------------------------------------------
Income:
    Dividends                                           $   2,357     $     130    $   4,121   $      --     $   9,497   $     113
Expenses:
    Contract charges and fees                              (1,300)            6         (271)         (2)         (384)         (3)
                                                        ---------------------------------------------------------------------------
Net investment income (loss)                                1,057           136        3,850          (2)        9,113         110
Net realized gain (loss)                                   (3,424)          (22)      (7,918)          7           (14)         16
Unrealized gain (loss)                                    (13,893)          233      (12,559)        124        (6,180)         13
                                                        ---------------------------------------------------------------------------
Net increase (decrease) from operations                   (16,260)          337      (16,627)        129         2,919         139
Changes from principal transactions:
     Purchase payments                                    129,435         1,487       61,179         659        54,145       2,014
     Transfers among sub-accounts and to/from fixed
        account                                           212,649            --       77,419          --        39,828          --
     Withdrawals                                             (246)           --          (60)         --          (167)         --
     Annual contract fees                                     (13)           --           (1)         --           (14)         --
                                                        ---------------------------------------------------------------------------
Net increase (decrease) from principal transactions       341,825         1,487      138,537         659        93,792       2,014
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity      325,565         1,824      121,910         788        96,711       2,153
Contract owners' equity at beginning of period              1,824            --          788          --         2,153          --
                                                        ---------------------------------------------------------------------------
Contract owners' equity at end of period                $ 327,389     $   1,824    $ 122,698   $     788     $  98,864   $   2,153
                                                        ===========================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                        SUB-ACCOUNT
                                                          --------------------------------------------------------------------------
                                                                COLONIAL                  COLONIAL                  COLONIAL
                                                             GROWTH & INCOME            NEWPORT TIGER            SMALL CAP VALUE
                                                          --------------------------------------------------------------------------
                                                            2000         1999         2000         1999         2000         1999
                                                          --------------------------------------------------------------------------
Income:
    Dividends                                             $  2,594     $    162     $     80     $     --     $    189     $      3
Expenses:
    Contract charges and fees                                 (209)          --         (243)         (27)         (44)           4
                                                          --------------------------------------------------------------------------
Net investment income (loss)                                 2,385          162         (163)         (27)         145            7
Net realized gain (loss)                                      (192)          --         (165)          65          251           12
Unrealized gain (loss)                                      (3,849)        (174)        (408)          --        1,465          243
                                                          --------------------------------------------------------------------------
Net increase (decrease) from operations                     (1,656)         (12)        (736)          38        1,861          262
Changes from principal transactions:
     Purchase payments                                      24,114          750        3,869          (38)      11,224        1,724
Transfers among sub-accounts and to/from fixed account       6,392           --        5,691           --        3,465           --
     Withdrawals                                            (1,244)          --           --           --          (31)          --
     Annual contract fees                                       (1)          --           --           --          (13)          --
                                                          --------------------------------------------------------------------------
Net increase (decrease) from principal transactions         29,261          750        9,560          (38)      14,645        1,724
                                                          --------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity        27,605          738        8,824           --       16,506        1,986
Contract owners' equity at beginning of period                 738           --           --           --        1,986           --
                                                          --------------------------------------------------------------------------
Contract owners' equity at end of period                  $ 28,343     $    738     $  8,824     $     --     $ 18,492     $  1,986
                                                          =========================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                     SUB-ACCOUNT
                                                        ---------------------------------------------------------------------
                                                             COLONIAL                    EAGLE                LIBERTY
                                                          STRATEGIC INCOME              ALL CAP           ALL STAR EQUITY
                                                        ---------------------------------------------------------------------
                                                          2000         1999         2000      1999        2000         1999
                                                        ---------------------------------------------------------------------
Income:
    Dividends                                           $    789     $    188     $     --     $  --    $     38     $     63
Expenses:
    Contract charges and fees                                (55)          (5)          38        --         (17)          15
                                                        ---------------------------------------------------------------------
Net investment income (loss)                                 734          183           38        --          21           78
Net realized gain (loss)                                    (177)           7         (647)       --         142           (1)
Unrealized gain (loss)                                      (473)        (178)      (1,011)       --         (56)          43
                                                        ---------------------------------------------------------------------
Net increase (decrease) from operations                       84           12       (1,620)       --         107          120
Changes from principal transactions:
     Purchase payments                                     4,000        2,621        4,351        --          --        1,903
     Transfers among sub-accounts and to/from fixed
        account                                            1,719           --       21,804        --      (1,518)          --
     Withdrawals                                            (369)          --          (16)       --          --           --
     Annual contract fees                                    (16)          --           --        --         (13)          --
                                                        ---------------------------------------------------------------------
Net increase (decrease) from principal transactions        5,334        2,621       26,139        --      (1,531)       1,903
                                                        ---------------------------------------------------------------------
Total increase (decrease) in contract owners' equity       5,418        2,633       24,519        --      (1,424)       2,023
Contract owners' equity at beginning of period             2,633           --           --        --       2,023           --
                                                        ---------------------------------------------------------------------
Contract owners' equity at end of period                $  8,051     $  2,633     $ 24,519     $  --    $    599     $  2,023
                                                        =====================================================================

The Eagle All Cap Fund had an inception date of September 18, 2000


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                       SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                  MFS                      MFS                        MFS
                                                              TOTAL RETURN            GROWTH & INCOME             HIGH INCOME
                                                        ---------------------------------------------------------------------------
                                                           2000          1999        2000          1999        2000          1999
                                                        ---------------------------------------------------------------------------
Income:
    Dividends                                           $      36     $      --   $      41     $       8   $   1,069     $      27
Expenses:
    Contract charges and fees                                (172)           (1)         76            (5)       (141)           --
                                                        ---------------------------------------------------------------------------
Net investment income (loss)                                 (136)           (1)        117             3         928            27

Net realized gain (loss)                                      982            --        (164)            4         (61)           (8)
Unrealized gain (loss)                                      4,251           (11)       (990)           98      (1,956)          (12)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) from operations                     5,097           (12)     (1,037)          105      (1,089)            7

Changes from principal transactions:
     Purchase payments                                     42,141           750      75,154         2,406      13,024           540
     Transfers among sub-accounts and to/from fixed
        account                                            72,543            --      42,734            --       1,842            --
     Withdrawals                                              (42)           --        (327)           --          --            --
     Annual contract fees                                      (1)           --         (16)           --          (3)           --
                                                        ---------------------------------------------------------------------------
Net increase (decrease) from principal transactions       114,641           750     117,545         2,406      14,863           540
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity      119,738           738     116,508         2,511      13,774           547
Contract owners' equity at beginning of period                738            --       2,511            --         547            --
                                                        ---------------------------------------------------------------------------
Contract owners' equity at end of period                $ 120,476     $     738   $ 119,019     $   2,511   $  14,321     $     547
                                                        ===========================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                    SUB-ACCOUNT
                                                        --------------------------------------------------------------------------
                                                                MFS                      MFS                  MORGAN STANLEY
                                                              RESEARCH           CAPITAL OPPORTUNITIES          LARGE VALUE
                                                        --------------------------------------------------------------------------
                                                          2000        1999          2000        1999          2000         1999
                                                        --------------------------------------------------------------------------
Income:
    Dividends                                           $      50   $      --     $      65   $      --     $     214    $       8
Expenses:
    Contract charges and fees                                 (16)         (1)          282          (1)           17           --
                                                        --------------------------------------------------------------------------
Net investment income (loss)                                   34          (1)          347          (1)          231           (8)
Net realized gain (loss)                                     (844)         --          (840)          2           (19)          --
Unrealized gain (loss)                                     (5,826)         65        (5,355)         89           654          (18)
                                                        --------------------------------------------------------------------------
Net increase (decrease) from operations                    (6,636)         64        (5,848)         90           866          (10)
Changes from principal transactions:
     Purchase payments                                     77,555         701        44,129         684         1,847          749
     Transfers among sub-accounts and to/from fixed
        account                                            37,669          --        35,907          --         6,381           --
     Withdrawals                                             (426)         --        (3,003)         --            --           --
     Annual contract fees                                      (1)         --            (1)         --            (1)          --
                                                        --------------------------------------------------------------------------
Net increase (decrease) from principal transactions       114,797         701        77,032         684         8,227          749
                                                        --------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity      108,161         765        71,184         774         9,093          739
Contract owners' equity at beginning of period                765          --           774          --           739           --
                                                        --------------------------------------------------------------------------
Contract owners' equity at end of period                $ 108,926   $     765     $  71,958   $     774     $   9,832    $     739
                                                        ==========================================================================



See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                      SUB-ACCOUNT
                                                        --------------------------------------------------------------------------
                                                             MORGAN STANLEY          MORGAN STANLEY              OPPENHEIMER
                                                             MIDCAP VALUE             GLOBAL EQUITY                  BOND
                                                        --------------------------------------------------------------------------
                                                           2000        1999          2000        1999         2000          1999
                                                        --------------------------------------------------------------------------
Income:
  Dividends                                             $   1,475   $     204     $     931   $      60    $     281     $      --
Expenses:
    Contract charges and fees                                 (95)         (7)          (29)         (1)        (157)           (9)
                                                        --------------------------------------------------------------------------
Net investment income (loss)                                1,380         211           902          59          124            (9)
Net realized gain (loss)                                      140          16            --          --        1,029            (2)
Unrealized gain (loss)                                     (1,101)         47           (56)        (29)         469           (33)
                                                        --------------------------------------------------------------------------
Net increase (decrease) from operations                       419         274           846          30        1,622           (44)
Changes from principal transactions:
     Purchase payments                                      2,900       1,606            20       1,225       82,840         3,401
     Transfers among sub-accounts and to/from fixed
        account                                             9,401          --        11,462          --       46,100            --
     Withdrawals                                               --          --            --          --         (102)           --
     Annual contract fees                                     (13)         --            (3)         --          (20)           --
                                                        --------------------------------------------------------------------------
Net increase (decrease) from principal transactions        12,288       1,606        11,479       1,225      128,818         3,401
                                                        --------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity       12,707       1,880        12,325       1,225      130,440         3,357
Contract owners' equity at beginning of period              1,880          --         1,255          --        3,357            --
                                                        --------------------------------------------------------------------------
Contract owners' equity at end of period                $  14,587   $   1,880     $  13,580   $   1,225    $ 133,797     $   3,357
                                                        ==========================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                    SUB-ACCOUNT
                                                      --------------------------------------------------------------------
                                                          OPPENHEIMER               OPPENHEIMER          STATE STREET
                                                      CAPITAL APPRECIATION           SMALL CAP           S&P 500 INDEX
                                                      --------------------------------------------------------------------
                                                         2000        1999        2000        1999       2000        1999
                                                      --------------------------------------------------------------------
Income:
    Dividends                                         $     107   $      --   $     111   $      --  $   4,076   $     299
Expenses:
    Contract charges                                      1,340          (3)         67          12        (87)        (43)
                                                      --------------------------------------------------------------------
Net investment income (loss)                              1,447          (3)        178          12      3,989        (256)
Net realized gain (loss)                                 (4,960)         --         158          28        572       1,039
Unrealized gain (loss)                                   (5,003)        303      (6,403)        776    (11,065)      3,211
                                                      --------------------------------------------------------------------
Net increase (decrease) from operations                  (8,516)        300      (6,067)        816     (6,504)      4,506
Changes from principal transactions:
     Purchase payments                                   95,544       1,225      16,208       1,655     45,414      27,195
     Transfers among sub-accounts and to/from fixed
        account                                         129,083          --      46,649          --     29,755          --
     Withdrawals                                           (386)         --      (1,106)         --       (126)         --
     Annual contract fees                                    (4)         --         (17)         --       (106)         --
                                                      --------------------------------------------------------------------
Net increase (decrease) from principal transactions     224,237       1,225      61,734       1,655     74,937      27,195
                                                      --------------------------------------------------------------------
Total increase (decrease) in contract owners' equity    215,721       1,525      55,667       2,471     68,433      31,701
Contract owners' equity at beginning of period            1,525          --       2,471          --     31,701          --
                                                      --------------------------------------------------------------------
Contract owners' equity at end of period              $ 217,246   $   1,525   $  58,138   $   2,471  $ 100,134   $  31,701
                                                      ====================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                             SUB-ACCOUNT
                                                      ----------------------------------------------------------
                                                          STATE STREET       STATE STREET        STEIN ROE
                                                          EAFE INDEX       NASDAQ 100 INDEX   GLOBAL UTILITIES
                                                      ----------------------------------------------------------
                                                        2000       1999      2000    1999      2000       1999
                                                      ----------------------------------------------------------
Income:
   Dividends                                          $  2,302   $     39  $     --   $  --  $  2,823   $     23
Expenses:
    Contract charges and fees                             (288)        23     2,592      --      (465)        --
                                                      ----------------------------------------------------------
Net investment income (loss)                             2,014         62     2,592      --     2,358         23
Net realized gain (loss)                                   227        102    (3,976)     --    (1,357)         1
Unrealized gain (loss)                                  (4,388)       721    (6,566)     --    (6,528)        67
                                                      ----------------------------------------------------------
Net increase (decrease) from operations                 (2,147)       885    (7,950)     --    (5,527)        91
Changes from principal transactions:
     Purchase payments                                  21,702      4,558    23,387      --    31,179        684
     Transfers among sub-accounts and to/from fixed
        account                                          7,937         --    26,981      --      (282)        --
     Withdrawals                                           (67)        --        --      --        --         --
     Annual contract fees                                  (34)        --        --      --        (1)        --
                                                      ----------------------------------------------------------
Net increase (decrease) from principal transactions     29,538      4,558    50,368      --    30,896        684
                                                      ----------------------------------------------------------
Total increase (decrease) in contract owners' equity    27,391      5,443    42,418      --    25,369        775
Contract owners' equity at beginning of period           5,443                   --               775
                                                      ----------------------------------------------------------
Contract owners' equity at end of period              $ 32,834   $  5,443  $ 42,418   $  --  $ 26,144   $    775
                                                      ==========================================================

The Nasdaq 100 Index Fund had an inception date of September 18, 2000


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                                  SUB-ACCOUNT
                                                      --------------------------------------------------------------------
                                                            STEIN ROE              STEIN ROE             T. ROWE PRICE
                                                           GROWTH STOCK             BALANCED             EQUITY INCOME
                                                      --------------------------------------------------------------------
                                                         2000        1999        2000        1999       2000        1999
                                                      --------------------------------------------------------------------
Income:
   Dividends                                          $     107   $      --   $      48   $      --  $      59   $      79
Expenses:
    Contract charges and fees                               265          (1)         (6)         --        107          (3)
                                                      --------------------------------------------------------------------
Net investment income (loss)                                372          (1)         42          --        166         (76)
Net realized gain (loss)                                 (2,111)          1          (8)         10        (68)         16
Unrealized gain (loss)                                  (15,870)         83        (241)        144          2         (89)
                                                      --------------------------------------------------------------------
Net increase (decrease) from operations                 (17,609)         83        (207)        154        100           3
Changes from principal transactions:
     Purchase payments                                   36,445         689       2,805         643        207       1,645
     Transfers among sub-accounts and to/from fixed
        account                                          90,486          --         490          --     10,251          --
     Withdrawals                                             --          --          --          --        (90)         --
     Annual contract fees                                    (1)         --          (1)         --        (10)         --
                                                      --------------------------------------------------------------------
Net increase (decrease) from principal transactions     126,930         689       3,294         643     10,358       1,645
                                                      --------------------------------------------------------------------
Total increase (decrease) in contract owners' equity    109,321         772       3,087         797     10,458       1,648
Contract owners' equity at beginning of period              772          --         797          --      1,648          --
                                                      --------------------------------------------------------------------
Contract owners' equity at end of period              $ 110,093   $     772   $   3,884   $     797  $  12,106   $   1,648
                                                      ====================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                      For the year ended December 31, 2000
                             and for the period from
                   February 19, 1999 through December 31, 1999


                                                                               SUB-ACCOUNT
                                                      ------------------------------------------------------------------
                                                           T. ROWE PRICE      T. ROWE PRICE
                                                           MIDCAP GROWTH     PERSONAL STRATEGY            TOTAL
                                                      ------------------------------------------------------------------
                                                          2000      1999     2000       1999          2000         1999
                                                      ------------------------------------------------------------------
Income:
  Dividends                                           $     --   $    18  $     157   $       23   $    74,100   $ 2,951
Expenses:
    Contract charges and fees                             (428)        5       (194)          (1)       (1,916)     (533)
                                                      ------------------------------------------------------------------
Net investment income (loss)                              (428)       23        (37)          22        72,184     2,418
Net realized gain (loss)                                   143        10        (51)          (1)      (45,740)    1,537
Unrealized gain (loss)                                    (786)      275       (146)         (10)     (168,585)    9,112
                                                      ------------------------------------------------------------------
Net increase (decrease) from operations                 (1,071)      308       (234)          13      (142,141)   13,067
Changes from principal transactions:
     Purchase payments                                  36,826     1,605      9,606          790     2,292,870    79,942
     Transfers among sub-accounts and to/from fixed
        accounts                                        76,993                3,176           --     1,283,542        --
     Withdrawals                                           (86)       --         --           --       (15,212)       --
     Annual contract fee                                   (13)       --         (1)          --          (399)       --
                                                      ------------------------------------------------------------------
Net increase (decrease) from principal transactions    113,720     1,605     12,781          790     3,560,801    79,942
                                                      ------------------------------------------------------------------
Total increase (decrease) in contract owners' equity   112,649     1,913     12,547          803     3,418,660    93,009
Contract owners' equity at beginning of period           1,913        --        803           --        93,009        --
                                                      ------------------------------------------------------------------
Contract owners' equity at end of period              $114,562   $ 1,913  $  13,350   $      803   $ 3,511,669   $93,009
                                                      ==================================================================


See Notes to Financial Statements.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                          Notes to Financial Statements

                                December 31, 2000


1.  ORGANIZATION

The Sage Life Assurance of America Variable Account A (the "Account") is a separate investment account of Sage Life Assurance of America, Inc. (the "Company"). The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The annuity products of the Company are distributed through Sage Distributors, Inc., an affiliated broker/dealer. The Account commenced operations February 19, 1999.

At December 31, 2000, the Account consisted of thirty-five variable fund investments, each of which invests only in a single corresponding portfolio offered by various fund managers. The Account and each portfolio are administered and accounted for as part of the business of the Company, but the investment income and capital gains and losses of each portfolio are identified with the assets held for that portfolio in accordance with the terms of the contracts, without regard to investment income and capital gains and losses arising out of any other business the Company may conduct.

2.  VALUATION OF INVESTMENTS

The fair value of the investments in the variable sub-accounts is based on the net asset values of the Fund Shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a specific identification basis.

3.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4.  INCOME TAXES

The Company does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for federal income taxes are currently deducted from the Account. If the Company incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                          Notes to Financial Statements

                                December 31, 2000


5.  DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios have complied with the terms of these regulations.

6.  CONTRACT CHARGES

The following contract charges on investments in the variable sub-accounts are paid to the Company for providing administrative services to the Account:

Administration Charges - Charged $40 annually at the end of each of the first seven contract periods for all contract owners whose account value is less than $50,000.

Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of 1.40% of the net assets for the first seven contract periods and 1.25% for each contract period thereafter.



7.   PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each sub-account for the year ended December 31, 2000:

                              PURCHASES     SALES
                             ----------------------
Sage Money Market            $1,485,235  $  801,040
AIM Government Securities       101,109      19,288
AIM Growth & Income             224,523      78,838
AIM International Equity        273,368      59,909
AIM Value                       433,467      84,096
Alger Income & Growth           135,485      29,268
Alger MidCap Growth             390,768      51,310
Alger Small Cap                 199,482      65,014
Colonial US Growth & Income     105,923       3,033
Colonial Growth & Income         47,389      15,913
Colonial Newport Tiger           14,236       5,004
Colonial Small Cap Value         15,880         838

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                          Notes to Financial Statements

                                December 31, 2000


7.   PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                    PURCHASES     SALES
                                  ----------------------
Colonial Strategic Income              9,715       3,823
Eagle All Cap                         28,300       2,770
Liberty All Star Equity                  892       2,261
MFS Total Return                     169,093      53,605
MFS Growth & Income                  141,401      23,903
MFS High Income                       16,493         763
MFS Research                         153,573      39,586
MFS Capital Opportunities            112,328      35,788
Morgan Stanley Large Value            11,743       3,303
Morgan Stanley MidCap Value           17,125       3,317
Morgan Stanley Global Equity          12,393          12
Oppenheimer Bond                     192,326      62,356
Oppenheimer Capital Appreciation     289,884      69,157
Oppenheimer Small Cap                 65,791       3,727
State Street S&P 500 Index           146,407      66,910
State Street EAFE Index               33,475       1,696
State Street Nasdaq 100 Index         90,739      41,755
Stein Roe Global Utilities            50,733      18,835
Stein Roe Growth Stock               152,787      27,597
Stein Roe Balanced                     3,879         542
T. Rowe Price Equity Income           16,935       6,478
T. Rowe Price MidCap Growth          130,737      17,301
T. Rowe Price Personal Strategy       23,883      11,190
                                  ----------------------
         Total                    $5,297,497  $1,710,226
                                  ======================


8.  CHANGES IN UNITS OUTSTANDING

                                             SAGE       AIM          AIM        AIM                       ALGER
                                           ADVISORS  GOVERNMENT    GROWTH &  INTERNATIONAL     AIM       INCOME &
                                          MONEY MKT. SECURITIES     INCOME     EQUITY         VALUE       GROWTH
                                          -----------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2000          479         170          69         625            115         115
Units purchased                            80,237       3,821       7,549       8,418          9,093       5,023
Units transferred between Sub-Accounts    (17,920)      3,657       6,807       7,990         21,956       2,685
Units sold                                   (218)        (48)       (343)        (74)          (335)        (45)
                                          -----------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2000     62,578       7,600      14,081      16,960         30,829       7,778
                                          ======================================================================

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                          Notes to Financial Statements

                                December 31, 2000


8.  CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                              ALGER                       COLONIAL       COLONIAL          COLONIAL      COLONIAL
                                              MIDCAP         ALGER        US GROWTH      GROWTH &          NEWPORT      SMALL CAP
                                              GROWTH        SMALL CAP     & INCOME        INCOME            TIGER         VALUE
                                              -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2000             144             66            198             75             --            161
Units purchased                               10,640          5,832          4,889          2,449            326            877
Units transferred between Sub-Accounts        13,018          8,362          3,623            628            526            232
Units sold                                       (91)           (50)           (50)          (145)            (2)           (10)
                                              -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2000        23,711         14,210          8,760          3,007            850          1,260
                                              ===================================================================================


                                              COLONIAL                       LIBERTY        MFS            MFS           MFS
                                              STRATEGIC       EAGLE          ALL STAR      TOTAL          GROWTH &       HIGH
                                               INCOME        ALL CAP          EQUITY       RETURN         INCOME        INCOME
                                              -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2000             261             --            186             75            240             54
Units purchased                                  451            509             29          3,914          7,161          1,290
Units transferred between Sub-Accounts           129          2,617           (161)         6,596          4,047            181
Units sold                                       (43)            (7)            (2)           (31)           (76)           (13)
                                              -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2000           798          3,119             52         10,554         11,372          1,512
                                              ===================================================================================


                                                                                           MORGAN         MORGAN
                                                               MFS            MORGAN       STANLEY        STANLEY
                                                MFS           CAPITAL        STANLEY       MIDCAP         GLOBAL      OPPENHEIMER
                                              RESEARCH     OPPORTUNITIES    LARGE VALUE     VALUE         EQUITY         BOND
                                              -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2000              70             69             75            150            116            340
Units purchased                                6,997          3,627            222            238              2          2,145
Units transferred between Sub-Accounts         3,463          3,172            502            665          1,006         10,335
Units sold                                       (58)          (258)            (1)            (6)            (2)           (34)
                                              -----------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2000        10,472          6,610            798          1,047          1,122         12,786
                                              ===================================================================================


                                            OPPENHEIMER                  STATE STREET    STATE STREET   STATE STREET   STEIN ROE
                                             CAPITAL       OPPENHEIMER      S&P 500        EAFE          NASDAQ 100     GLOBAL
                                           APPRECIATION     SMALL CAP       INDEX          INDEX         INDEX FUND    UTILITIES
                                           --------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2000             111            155          2,692            430             --             69
Units purchased                                6,731            990          3,950          1,915          3,090          2,690
Units transferred between Sub-Accounts         9,011          3,418          2,747            683          3,408            (73)
Units sold                                       (68)           (95)           (65)           (23)           (12)           (21)
                                           --------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2000        15,785          4,468          9,324          3,005          6,486          2,665
                                           ======================================================================================

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A
                          Notes to Financial Statements

                                December 31, 2000


8.  CHANGES IN UNITS OUTSTANDING (CONTINUED)


                                            STEIN ROE                    T. ROWE PRICE  T. ROWE PRICE  T. ROWE PRICE
                                             GROWTH          STEIN ROE      EQUITY        MIDCAP         PERSONAL
                                              STOCK          BALANCED       INCOME        GROWTH         STRATEGY
                                            ------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2000              69             65            159            152             78
Units purchased                                3,135            241             41          2,716            972
Units transferred between Sub-Accounts         8,013             69            894          5,785            257
Units sold                                       (43)            (1)           (11)           (35)            (5)
                                            ------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2000        11,174            376          1,083          8,618          1,302
                                            ========================================================================

                                     PART C

                                OTHER INFORMATION

ITEM 24.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

     All required financial statements of Sage Life Assurance of America, Inc. (the "Company") are included in Part A. Financial statements for The Sage Variable Annuity Account A (the "Variable Account") are included in Part B.

(b)   Exhibits


      (1)(a)              Resolutions of the Board of Directors of Sage Life Assurance of America, Inc.
                          establishing The Sage Variable Annuity Account A.1/

      (2)                 Not Applicable.

      (3)                 Form of Distribution Agreement with Sage Distributors, Inc. and Form of Selling
                          Agreement.2/

      (4)(a)(i)(B)        Amended Form of Individual Contract.3/

               (i)(C)     Second Amended Form of Individual Contract. 15/

              (ii)(B)     Amended Form of Individual Contract with Interest Account.4/

              (ii)(C)     Second Amended Form of Individual Contract with Interest Account. 15/

              (ii)(D)     Third Amended Form of Individual Contract 18/

             (iii)(B)     Amended Form of Group Contract.3/

             (iii)(C)     Second Amended Form of Group Contract. 15/

              (iv)(B)     Amended Form of Group Certificate.3/

              (iv)(C)     Second Amended Form of Group Certificate. 15/

              (iv)(D)     Third Amended Form of Group Certificate 18/

            (b)(i)(B)     Amended Form of Individual IRA Rider.3/

              (ii)(B)     Amended Form of Group IRA Rider.3/

             (iii)(B)     Amended Form of Individual SIMPLE IRA Rider.3/

              (iv)(B)     Amended Form of Group SIMPLE IRA Rider.3/

               (v)(A)     Form of Individual Roth IRA Rider.5/
              (vi)(A)     Form of Group Roth IRA Rider.5/

              (vii)       Form of Individual Waiver of Surrender Charge Rider.5/

             (viii)       Form of Group Waiver of Surrender Charge Rider.5/

            (ix)(A)       Form of Individual Accidental Death Benefit Rider.5/

            (ix)(B)       Amended Form of Individual Accidental Death Benefit Rider. 15/

             (x)(A)       Form of Group Accidental Death Benefit Rider.5/

             (x)(B)       Amended Form of Group Accidental Death Benefit Rider. 15/

            (xi)(A)       Form of Individual Enhanced Death Benefit Rider. 17/

            (xi)(B)       Form of Group Enhanced Benefit Rider. 17/



            (xii)(A)      Form of Individual Guaranteed Minimum Income Benefit Rider. 17/

            (xii)(B)      Form of Group Guaranteed Minimum Income Benefit Rider. 17/

           (xiii)(A)      Form of Individual Endorsement re: Application-Confirmation 18/

           (xiii)(B)      Form of Group Endorsement re: Application-Confirmation 18/

      (5)    (i) (A)      Form of Individual Contract Application.6/

             (i) (B)      Amended Form of Individual Contract Application 18/

             (i) (C)      Form of Individual Application-Confirmation 18/

            (ii) (A)      Form of Group Certificate Application.7/

            (ii) (B)      Amended Form of Group Certificate Application 18/
            (ii) (C)      Form of Group Application-Confirmation Form 18/

      (6)(a)              Articles of Incorporation of the Company.8/

         (b)              By-Laws of the Company.8/

      (7)                 Not Applicable.

      (8)(a)(i)           Form of Participation Agreement with AIM Variable Insurance Funds.9/

             (ii)         Form of Participation Agreement with The Alger American Fund.9/

             (iii)        Form of Participation Agreement with Liberty Variable Investment Trust.10/

             (iv)         Form of Participation Agreement with MFS(R) Variable Insurance TrustSM.9/

             (v)          Form of Participation Agreement with Morgan Stanley The Universal
                          Institutional Funds, Inc.10/

             (vi)         Form of Participation Agreement with Oppenheimer Variable Account Funds.10/

             (vii)        Form of Participation Agreement with Sage Life Investment Trust.9/

             (viii)       Form of Participation Agreement with SteinRoe Variable Investment Trust.10/

             (ix)         Form of Participation Agreement with T. Rowe Price Equity Series, Inc.10/

             (x)          Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.*

         (b)              Form of Services Agreement with Financial Administration Services, Inc.10/

         (c)              Reinsurance Agreement (Modified Coinsurance Treaty) with Life Reassurance
                           Corporation of America. 19/

      (9)                 Opinion and Consent of James F. Bronsdon.*

      (10)(a)             Consent of Blazzard, Grodd & Hasenauer, P.C.*

          (b)             Consent of Ernst & Young LLP*

      (11)                Not Applicable.

      (12)                Not Applicable.
      (13)                Not Applicable.

      (14)(a)             Power of Attorney for Paul C. Meyer.11/

      (14)(b)             Power of Attorney for Ronald S. Scowby.12/

      (14)(c)             Power of Attorney for Richard D. Starr.12/

      (14)(d)             Power of Attorney for H. Louis Shill.13/

      (14)(e)             Power of Attorney for Mitchell R. Katcher. 18/

      (14)(f)             Power of Attorney for Robin I. Marsden. 18/

      (14)(g)             Power of Attorney for Paul C. Meyer, Ronald S. Scowby, Richard D. Starr, H.
                          Louis Shill and Meyer Feldberg.16/

      (14)(h)             Power of Attorney for John A. Benning. 18/


- -----------------------
* Filed herewith.

(1) This exhibit was previously filed in Exhibit 1 to the Registration Statement on Form N-4 dated December 24, 1997 (File No. 333-43329) and is incorporated herein by reference.

(2) This exhibit was previously filed in Exhibit No. 3 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(3) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(4) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(5) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(6) This exhibit was previously filed in Exhibit No. 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(7) This exhibit was previously filed in Exhibit No. 5 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(8) This exhibit was previously filed in Exhibit No. 6 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(9) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(10) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(11) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.

(12) This  exhibit  was  previously  filed in  Exhibit  No. 14 to  Pre-Effective
Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(13) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

(14) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.

(15) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 2000, and is incorporated herein by reference.

(16) This exhibit was previously filed in Exhibit No. 14 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 1999, and is incorporated herein by reference.

(17) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43329) dated June 27, 2000, and is incorporated herein by reference.

(18) This exhibit was previously filed in Post-Effective No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

(19) The exhibit was filed as Exhibit 10.2 in Sage Life Assurance of America, Inc.'s Form 10-K (File Nos. 333-77441 and 333-77437) filed on April 12, 2001 and is incorporated herein by reference.

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

     Incorporated herein by reference to the section titled "Directors and Executive Officers" of the Prospectus filed as Part A of this Registration Statement.

ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
           DEPOSITOR OR REGISTRANT


     The registrant is a segregated asset account of the Company and therefore is owned and controlled by the Company. The Company is a stock life insurance company of which all the voting securities are owned by Sage Life Holdings of America, Inc., a Delaware corporation, ("Sage Life Holdings"), 90.1% of the voting securities of which are owned by Sage Insurance Group Inc., a Delaware corporation. (The Company in turn owns all of the voting securities of Sage Life Assurance Company of New York, a New York domiciled company which is pursuing a license to conduct insurance business in that state.) The remaining voting securities are owned by Life Reassurance Corporation of America. In addition to Sage Life Holdings, Sage Insurance Group also owns all of the voting securities of Sage Distributors, Inc. (a broker-dealer), Sage Advisors, Inc. (a registered investment adviser), and Finplan Holdings, Inc. (a financing company), all of which are Delaware corporations, and Sage Re (Bermuda) Ltd. (an insurer), a Bermudian corporation. All the voting securities of Sage Insurance Group Inc. are owned by Sage Insurance Holdings, Inc, a Delaware corporation. Sage Insurance Holdings, Inc. is a wholly owned subsidiary of Sage Holdings (USA), Inc., a Delaware corporation. (Sage Holdings (USA), Inc. also owns all of the voting securities of Sage Properties (USA), Inc., a Virginia corporation whose principal assets are real estate.) Sage Holdings (USA), Inc. is a wholly owned subsidiary of Sage Life Holdings Limited, a South African corporation. The nature of the business of the companies listed above is insurance and financial services. Sage Life Holdings Limited is 100% owned by Sage Group Limited, a South African corporation that is the ultimate holding company. Sage Group Limited is a controlling company operating in life insurance, mutual funds and investment management. Various companies and other entities controlled by Sage Group Limited may be considered to be under common control with the registrant or the Company. Such other companies and entities and the nature of their businesses are set forth below. These companies are incorporated in South Africa and are wholly owned subsidiaries unless otherwise noted.

                                 DIRECT AND INDIRECT SUBSIDIARIES OF SAGE GROUP LIMITED

                                 ------------------------------------------------------
COMPANY NAME                                                                       PRINCIPAL BUSINESS
Bentley Office Park (Pty) Ltd                                                      Property development & investment
Blackreef Properties (Pty) Ltd                                                     Property holding
Edenston Properties (Pty) Ltd                                                      Property development
Educational Information Services (Pty) Ltd                                         Publishing
Ensiklopedie Afrikana (Edms) Beperk                                                Publishing
Estromin Properties & Investments (Pty) Ltd                                        Property investment
Everest Construction (Pty) Ltd                                                     Construction
FPS (South Vaal) Investments (Pty) Ltd                                             Property investment
FPS (Vaal) Investments (Pty) Ltd                                                   Investment holding
FPS Investment Holdings Ltd                                                        Investment holding
FPS Investments (Pty) Ltd                                                          Investment holding
FPS Ltd                                                                            Investment consultants
Fraser Street Registrars (Pty) Ltd                                                 Transfer secretaries
Hatfield Primary Square (Pty) Ltd.                                                 Property investment
Hatfield Properties (Block A) (Pty) Ltd                                            Property investment
Hatfield Properties (Block C) (Pty) Ltd                                            Property investment
Hatfield Properties (Block D) (Pty) Ltd                                            Property investment
Highrise Home Investments (Pty) Ltd                                                Property investment
Home Mortgage Investments (Pty) Ltd (50% owner)                                    Financing
J van Streepen (Kempton Park) (Pty) Ltd (51% owner)                                Property development
Kemparkto (Pty) Ltd                                                                Property investment & development
Lakeview Management Properties (Pty) Ltd (75% owner)                               Property management
Marlands Flats (Pty) Ltd                                                           Property holding
Meumann & Heyneke (Pty) Ltd                                                        Retail merchants
Nedrep Investments Ltd                                                             Investment holding
New Smal Construction Co. (Pty) Ltd                                                Construction
Palmiet Townships (Pty) Ltd                                                        Property development
R/E 105 Rosebank (Pty) Ltd                                                         Investment holding
Residential Mortgage Investments (Pty) Ltd                                         Financing
S A Cultural Holdings (Pty) Ltd                                                    Investment
S A Kultuur Beleggings (Edms) Beperk                                               Investment
S.B. Plant Hire (Pty) Ltd                                                          Plant hire
SACI Finance (Pty) Ltd                                                             Finance company
Sage Structured Options (Eight) (Pty) Ltd                                          Investment holding
Sage Structured Options (Five) (Pty) Ltd                                           Investment holding
Sage Structured Options (Four) (Pty) Ltd                                           Investment holding
Sage Structured Options (Nine) (Pty) Ltd                                           Investment holding

Sage Structured Options (One) (Pty) Ltd                                            Investment holding
Sage Structured Options (Seven) (Pty) Ltd                                          Investment holding


Sage Structured Options (Six) (Pty) Ltd                                            Investment holding
Sage Structured Options (Three) (Pty) Ltd                                          Investment holding
Sage Structured Options (Two) (Pty) Ltd                                            Investment holding
Sage Centre (Pty) Ltd                                                              Investment holding
Sage Consulting Services (Pty) Ltd                                                 Consulting, financial, administrative,
                                                                                      and management services
Sage Corporate Services (Pty) Ltd                                                  Investment holding
Sage Family Benefits (Pty) Ltd                                                     Insurance consultants
Sage Holdings Ltd                                                                  Financial, investment & management
Sage Investment Trust Ltd                                                          Insurance & investment
Sage Land Finance (Pty) Ltd                                                        Financiers
Sage Land Holdings (Pty) Ltd                                                       Investment holding
Sage Library Gardens Ltd                                                           Investment holding
Sage Life Holdings Ltd                                                             Investment holding
Sage Life Ltd                                                                      Life insurance
Sage Management Services (Pty) Ltd                                                 Management
Sage Parking (Pty) Ltd                                                             Own & operate parking garages
Sage Personal Investment Marketing (Pty) Ltd                                       Investment consultants
Sage Properties (549 Sandown) (Pty) Ltd                                            Property holding
Sage Properties (Menlyn) (Pty) Ltd                                                 Property investment
Sage Properties (Rivonia Four) (Pty) Ltd                                           Property holding
Sage Properties (Sunnyside) (Pty) Ltd                                              Property holding
Sage Properties Ltd                                                                Investment holding
Sage Property Holdings Ltd                                                         Property holding
Sage Property Management Services (Pty) Ltd                                        Property management
Sage Property Trust Managers, Ltd. (77.2% owner)                                   Management of unit trusts
Sage Schachat Developments (Pty) Ltd                                               Builders
Sage Schachat Ltd                                                                  Investment holding
Sage Selections (Pty) Ltd                                                          Investment
Sage Specialized Insurances Ltd                                                    Short term insurance
Sage Strategic Investments (Pty) Ltd                                               Investment holding
Sage Strategic Services (Pty) Ltd.                                                 Consulting, financial, administrative
                                                                                      and management services
Sage Trustees (Pty) Ltd                                                            Trustees
Sage Unit Trusts Ltd                                                               Management of unit trusts
Sagemed (Pty) Ltd                                                                  Health & medical insurance
SAK Holdings (Pty) Ltd                                                             Investment holding
Sandhurst Properties (Block A) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block C) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block D) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block E) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block F) (Pty) Ltd                                           Property investment & management
Sandhurst Properties (Block G) (Pty) Ltd                                           Property investment & management
Sandown Development Holdings (Pty) Ltd                                             Property holding
Sandown Developments (Pty) Ltd                                                     Property development
Schachat Ciskei (Pty) Ltd                                                          Property development
Schachat Construction (Pty) Ltd                                                    Construction
Schachat Cullum (Pty) Ltd                                                          Property development & management
Schachat Finance Company (Pty) Ltd                                                 Financiers
Schachat Land Resources (Pty) Ltd                                                  Investment holding
                                                                                                                131


Schachat Natal (Pty) Ltd                                                           Farming & other
Schalab Townships (Pty) Ltd (51% owner)                                            Property development
Sectional Title (Pty) Ltd                                                          Property development
SLR Land Development (Pty) Ltd                                                     Building contractors
SMH Land Development (Pty) Ltd                                                     Property investment
SPTM Holdings (Pty) Ltd                                                            Investment holding
SSI Securities (Pty) Ltd                                                           Financiers
Stonehouse Investments (Pty) Ltd                                                   Property investment
Sunnyside Erf 26 (Block D) (Pty) Ltd                                               Property investment & management
Table Classics (Pty) Ltd                                                           Deal in tableware products
The Gold Jewellery Corporation (Pty) Ltd                                           Manufacture & sale of coins & jewelry
Townhomes (Pty) Ltd                                                                Building contractors
Von Brandis Square Development Co. (Pty) Ltd                                       Property development
Witch Construction Company (Pty) Ltd                                               Property investment & development
Witch Construction Company (Transvaal) (Pty) Ltd                                   Property investment & development
Sage International B.V. (Netherlands corporation)                                  Holding
Sage International Assets Ltd (BVI corporation)                                    Holding
Sage Management Services (USA), Inc.
   (New York corporation)                                                          Management services


ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of April 12, 2001 there were 102 Non-Qualified Contracts and 79 Qualified Contracts in force.


ITEM 28.  INDEMNIFICATION

     Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

     Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

     Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a)  Sage  Distributors,  Inc. ("Sage  Distributors")  is the  registrant's
          principal  underwriter.   Sage  Distributors  is  also  the  principal
          underwriter for the following other investment companies:

          The Sage Variable Life Account A
          Sage Life Investment Trust

     (b)  Officers and Directors of Sage Distributors

     The principal business address of all of the persons listed below is 300 Atlantic Street, Stamford, CT 06901.

Name and Principal Business Address       Positions and Offices With Sage Distributors
- -----------------------------------       --------------------------------------------
Robin I. Marsden                          Director

Mitchell R. Katcher                       Director

Lincoln B. Yersin                         President and Chief Executive Officer

James F. Bronsdon                         Chief Compliance Officer, Chief Legal Officer

James F. Renz                             Chief Financial Officer, Treasurer, Assistant Secretary


ITEM 30.  LOCATION OF BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained at our Customer Service Center.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a Statement of Additional Information.

     Additional Information.


     (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

     (d) The Company represents that the fees and charges under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                                   SIGNATURES


     As required by the Securities Act of 1933, and the Investment Company Act of 1940, the registrant certifies it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 23rd day of April, 2001.


                                     The Sage Variable Annuity Account A
                                     (Registrant)

                                     By:  Sage Life Assurance of America, Inc.




                                     By: /s/ROBIN I. MARSDEN
                                         --------------------


                                     By: Sage Life Assurance of America, Inc.
                                   (Depositor)


                                     By:/s/ROBIN I. MARSDEN
                                        -------------------------


     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




           Signature                                     Title                               Date
           ---------                                ----------------               -----------------------
           /s/ Ronald S. Scowby*                    Chairman                                4-23-01
           ----------------------
           Ronald S. Scowby


           /s/ H. Louis Shill*                      Director                                4-23-01
           -----------------------
           H. Louis Shill


           /s/ Paul C. Meyer*                       Director                                4-23-01
           ----------------------
           Paul C. Meyer


           /s/ Richard D. Starr*                    Director                                4-23-01
           -----------------------
           Richard D. Starr


           /s/MITCHELL R. KATCHER                   Director,                               4-23-01
           ------------------------                 Senior Executive Vice
           Mitchell R. Katcher                      President, Chief Actuary


           /s/ Meyer Feldberg*                      Director                                4-23-01
           --------------------
           Meyer Feldberg

           /s/ John A. Benning*                     Director                                4-23-01
           --------------------
           John A. Benning

          /s/ROBIN I. MARSDEN                       Director, President and                 4-23-01
          ---------------------                     Chief Executive Officer
          Robin I. Marsden

          /s/JEFFREY GORDON
          ---------------------                      Chief Financial Officer                4-12-01
          Jeffrey Gordon


*By: /s/MITCHELL R. KATCHER
     ------------------------


As Attorney-In-Fact pursuant to a Power of Attorney dated below.



Director                       Date
- --------                       ----

Meyer Feldberg                 February 28, 2000
Ronald S. Scowby               February 24, 2000
H. Louis Shill                 February 25, 2000
Paul C. Meyer                  February 23, 2000
Richard D. Starr               February 25, 2000
Robin I. Marsden               February 28, 2000
John A. Benning                July 31, 2000
Mitchell R. Katcher            February 25, 2000



                                  EXHIBIT INDEX

EX-99.B8.x       Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.
EX-99.B9         Opinion and Consent of James F. Bronsdon
EX-99.B10.a      Consent of Blazzard, Grodd & Hasenauer, P.C.
EX-99.B10.b      Consent of Ernst & Young LLP